                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                          MAINSTAY VP SERIES FUND, INC.
                (Name of Registrant as Specified In Its Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                          MAINSTAY VP SERIES FUND, INC.

                                51 Madison Avenue
                            New York, New York 10010

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 15, 2006

TO OUR POLICY OWNERS:

I am writing to ask for your vote on important matters concerning the series of investment portfolios offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a Maryland corporation, currently offers the 21 separate portfolios (the "Portfolios") listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Portfolios will be held on March 15, 2006, beginning at 11:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As the owner of a variable annuity policy or variable life insurance policy (a "Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Insurance Company"), you have the right to instruct the Insurance Company how to vote at the Special Meeting the shares of the Portfolios that are attributable to your Policy.

The various proposals set forth in the accompanying Notice of Special Meeting and Proxy Statement concern in part all the Portfolios, and in part only one or more of them. AT THE SPECIAL MEETING, AS EXPLAINED IN THE PROXY STATEMENT, YOU WILL BE ASKED TO VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS:

     1.   To elect the Board of Directors of the Fund;

     2. To grant the Fund the approval to enter into and materially amend agreements with Sub-advisors on behalf of one or more of the Portfolios without obtaining shareholder approval;

     3. To approve the amendment, elimination or reclassification as non-fundamental of certain of the Portfolios' fundamental investment restrictions;

     4. To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay VP Large Cap Growth Portfolio (MainStay VP Large Cap Growth Portfolio Only); and

     5. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The proposals are described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Directors of the Fund recommends that you read the enclosed materials carefully and then provide a vote "FOR" each of the proposals.

Your vote is very important to us regardless of the number of shares that are attributable to your Policy. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special

Meeting on March 15, 2006. You will receive a proxy card. There are several ways to vote your shares, including mail, telephone and the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, ADP Investor Communication Services, Inc., reminding you to vote. If you have any questions before you vote, please contact the Fund by calling toll-free [1-800-598-2019]. We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                        Sincerely,


                                        ----------------------------------------
                                        Anne F. Pollack
                                        President

Encl.

                          MAINSTAY VP SERIES FUND, INC.

                                51 Madison Avenue
                            New York, New York 10010

MainStay VP Balanced Portfolio
MainStay VP Basic Value Portfolio
MainStay VP Bond Portfolio
MainStay VP Capital Appreciation Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Convertible Portfolio
MainStay VP Developing Growth Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP Income & Growth Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 15, 2006

TO THE POLICY OWNERS OF THE MAINSTAY VP SERIES FUND, INC.:

On behalf of the Board of Directors (the "Board" or the "Directors") of MainStay VP Series Fund, Inc. (the "Fund"), currently which offers the 21 series of investment portfolios listed above (the "Portfolios"), I cordially invite you to attend a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Portfolios. The Special Meeting will be held on March 15, 2006, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 11:00 a.m., Eastern time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolios will be asked to consider and approve the following proposals, as applicable:

     1.   To elect the Board of Directors of the Fund;

     2. To grant the Fund the approval to enter into and materially amend agreements with Sub-advisors on behalf of one or more of the Portfolios without obtaining shareholder approval;

     3. To approve the amendment, elimination or reclassification as non-fundamental of certain of the Portfolios' fundamental investment restrictions;

     4. To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay VP Large Cap Growth Portfolio (MainStay VP Large Cap Growth Portfolio Only); and

     5. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and each of the proposals set forth above. You may vote at the Special Meeting if you are a policy owner of record of one or more of the Portfolios as of the close of business on January 20, 2006 ("Record Date"). If you attend the Special Meeting, you may vote the shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may vote by proxy by mail, telephone or the Internet.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free [1-800-598-2019].

By order of the Board of Directors,


-------------------------------------
Anne F. Pollack
President

January 31, 2006

                                   ----------

                                IMPORTANT NOTICE:
     PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS
             VERY IMPORTANT TO US NO MATTER HOW MANY SHARES THAT ARE
         ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL
        EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED
                                     PROXY.

                                   ----------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to a names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

              REGISTRATION                 VALID
              ------------                 -----
CORPORATE ACCOUNTS
(1) ABC Corp.                              ABC Corp. John Doe, Treasurer
(2) ABC Corp.                              John Doe
(3) ABC Corp. c/o John Doe                 John Doe
(4) ABC Corp. Profit Sharing Plan          John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership                    Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust                              Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78    Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust
    f/b/o John B. Smith, Jr. UGMA/UTMA     John B. Smith, Custodian f/b/o/ John B.
                                           Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith                John B. Smith, Jr.,
                                           Executor
                                           Estate of John B. Smith

Please choose one of the following options to vote your shares:

     -    By mail, with the enclosed proxy card;

     - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

     - Through the Internet, by using the Internet address located on you proxy card and following the instructions on the site; or

     -    In person at the Special Meeting.

                          MAINSTAY VP SERIES FUND, INC.

                                51 Madison Avenue
                            New York, New York 10010

MainStay VP Balanced Portfolio
MainStay VP Basic Value Portfolio
MainStay VP Bond Portfolio
MainStay VP Capital Appreciation Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Convertible Portfolio
MainStay VP Developing Growth Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP Income & Growth Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2006

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of the series of portfolios listed above (the "Portfolios") offered by MainStay VP Series Fund, Inc. (the "Fund"). The Proxy Statement concerns the solicitation of proxies relating solely to the Fund, by the Board of Directors of the Fund (the "Board" or the "Directors"), for a special meeting of shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on March 15, 2006, beginning at 11:00 a.m. Eastern time.

You are receiving this Proxy Statement because you are the owner of a variable annuity policy or variable life insurance policy ("Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC"), and some or all of your Policy value is invested in one or more of the Portfolios. Although NYLIAC is the record owner of the Portfolios' shares, as an owner of a Policy ("Policy Owner") issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolios that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on proposals at the Special Meeting, as opposed to directing NYLIAC to vote on such proposals.

A listing of the abbreviated names that are used in this proxy statement to refer to each Portfolio is set forth in Appendix A. The Board is soliciting proxies from shareholders with respect to the following proposals (the "Proposals"), as they are described in detail in this Proxy Statement:

PROPOSALS                                  AFFECTED PORTFOLIO(S)
---------                                  ---------------------
1.   To elect the Board of Directors of    All
     the Fund

2.   To grant the Fund the approval to     All
     enter into and materially amend
     agreements with Sub-advisors on
     behalf of one or more of the
     Portfolios without obtaining
     shareholder approval

3.   To approve the amendment,
     elimination or reclassification as
     non-fundamental of the fundamental
     investment restrictions regarding:

          3.A. Borrowing                   All

          3.B. Issuing Senior Securities   All

          3.C. Underwriting Securities     All

          3.D. Real Estate                 All

          3.E. Commodities                 All

          3.F. Making Loans                All

          3.G. Concentration               All

          3.H. Diversification             All

          3.I. Pledging, Mortgaging and    Capital Appreciation, Cash
               Hypothecating Portfolio     Management, Convertible, Government,
               Assets                      Total Return, Value, S&P 500 Index,
                                           High Yield Corporate Bond,
                                           International Equity, Developing
                                           Growth, and Balanced

          3.J. Investments for Control     Balanced, Income & Growth, Bond, and
                                           Common Stock

          3.K. Writing and Selling         Bond, Common Stock, Large Cap Growth,
               Options                     and Balanced

          3.L. Interests in Oil, Gas,      Capital Appreciation, Cash
               Etc.                        Management, Convertible, Government,
                                           Total Return, Value, S&P 500 Index,
                                           High Yield Corporate Bond, Balanced,
                                           Basic Value, and International Equity

          3.M. Margin Activities and       Bond, Common Stock, Balanced, and
               Short Selling               Basic Value

          3.N. Investments in Other        Balanced
               Investment Companies

          3.O. Joint Accounts              Balanced

          3.P. Illiquid Securities         Balanced

PROPOSALS                                  AFFECTED PORTFOLIO(S)
---------                                  ---------------------
4.   To approve a new sub-advisory         Large Cap Growth
     agreement between NYLIM and Winslow
     Capital Management Inc. on behalf
     of the Large Cap Growth Portfolio

5.   To transact such other business as    As applicable
     may properly come before the
     Special Meeting and any
     adjournments or postponements
     thereof

Only shareholders of record who owned shares of one or more Portfolios at the close of business on January 20, 2006 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each Policy Owner is entitled to give voting instructions with respect to the shares of the Portfolios that are attributable to his or her Policy as of the Record Date.

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about January 31, 2006 to all Policy Owners of record of the Portfolios.

It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                   ----------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                       AFFECTED PORTFOLIOS: ALL PORTFOLIOS

                                   ----------

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

The purpose of this proposal is to elect the Board of Directors of the Fund that will assume office immediately upon election by shareholders. At a Board of Directors meeting held on December 1-2, 2005, the current Directors of the Fund unanimously nominated the nine persons described below for election as Directors (each a "Nominee"). The Board is currently comprised of seven members. Seven of the Nominees (whose names are preceded by an asterisk (*)) are currently members of the Board of Directors; two are not. All Nominees have agreed to stand for election, serve if elected and hold office for an unlimited term. Information regarding each Nominee is set forth below.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies which would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

WHO ARE THE NOMINEES TO THE BOARD?

The table below lists the Nominees, their dates of birth, current positions held with the Fund, length of time served, term of office, principal occupations during the last five years, the number of funds or portfolios in the complex of funds and portfolios managed by NYLIM (the "Fund Complex") overseen by the Nominee, and number of other directorships held outside of the Fund. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

Nominees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to as "Independent Directors." Nominees who are deemed to be "interested persons" of the Fund under the 1940 Act are referred to as "Interested Directors." Each of the non-incumbent Nominees was recommended to the Nominating and Governance Committee by the Independent Directors of the Fund.

                                                                                               NUMBER OF
                                                                                               FUNDS AND
                                                                                             PORTFOLIOS IN       OTHER
                      POSITION(S)   TERM OF OFFICE AND                                      FUND COMPLEX++   DIRECTORSHIPS
 NAME AND DATE OF   HELD WITH THE     LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY       HELD BY
      BIRTH              FUND             SERVED+                 PAST 5 YEARS                  NOMINEE         NOMINEE
-----------------   -------------   ------------------   --------------------------------   --------------   -------------
INDEPENDENT
DIRECTORS

*JILL FEINBERG      Director        Since 1995.          President, Jill Feinberg &               21         None
                                                         Company, Inc. (special events
DOB: 4/14/54                                             and meeting planning firm).

                                                                                               NUMBER OF
                                                                                               FUNDS AND
                                                                                             PORTFOLIOS IN       OTHER
                      POSITION(S)   TERM OF OFFICE AND                                      FUND COMPLEX++   DIRECTORSHIPS
 NAME AND DATE OF   HELD WITH THE     LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY       HELD BY
      BIRTH              FUND             SERVED+                  PAST 5 YEARS                 NOMINEE         NOMINEE
-----------------   -------------   ------------------   --------------------------------   --------------   -------------
*DANIEL HERRICK     Director        Since 1983.          Retired. Treasurer and Executive         21         None
                                                         Officer, National Gallery of
DOB: 12/1/20                                             Art (1985 to 1995).

RICHARD H. NOLAN    N/A             N/A                  Managing Director, ICC Capital            0         None
                                                         Management; President-
DOB: 11/16/46                                            Shields/Alliance, Alliance
                                                         Capital Management (1994-2004).

RAYMOND STICKEL,    N/A             N/A                  Retired; Managing Partner of              0         Trustee, AIM
JR.                                                      Investment Management Services                      Funds Group
                                                         for New York, New Jersey, and
DOB: 3/1/44                                              Connecticut, Deloitte and
                                                         Touche, LLP (1998-2002).

*ROMAN L. WEIL      Director        Since 1994.          V. Duane Rath Professor of               21         None
                                                         Accounting, Graduate School of
DOB: 5/22/40                                             Business, University of Chicago;
                                                         President, Roman L. Weil
                                                         Associates, Inc. (consulting
                                                         firm).

*JOHN A. WEISSER,   Director        Since 1997.          Retired. Managing Director of            21         None
JR.                                                      Salomon Brothers, Inc. (1981 to
                                                         1995).
DOB: 10/22/41

                                                                                                NUMBER OF
                                                                                                FUNDS AND
                                                                                              PORTFOLIOS IN       OTHER
                      POSITION(S)     TERM OF OFFICE AND                                      FUND COMPLEX++   DIRECTORSHIPS
 NAME AND DATE OF    HELD WITH THE      LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY       HELD BY
       BIRTH              FUND              SERVED+                   PAST 5 YEARS                NOMINEE         NOMINEE
------------------   -------------   --------------------   -------------------------------   --------------   -------------
INTERESTED
DIRECTORS**

*ANNE F. POLLACK     President and   President since 1990   Senior Vice President and Chief         21         Director,
                     Director        and Director since     Investment Officer, New York                       Andrew
DOB: 11/7/55                         1989                   Life Insurance Company; Senior                     Corporation
                                                            Vice President, Chief                              February 7,
                                                            Investment Officer and Manager,                    2005 to
                                                            NYLIFE LLC and New York Life                       present
                                                            International LLC; Senior Vice
                                                            President, Director, New York
                                                            Life Insurance and Annuity
                                                            Corporation and NYLIFE
                                                            Insurance Company of Arizona;
                                                            Director, NYLIFE Securities
                                                            Inc.

*ROBERT D.           Vice            Vice President since   Senior Vice President, New York         21         None
ROCK                 President and   1995 and Director      Life Insurance Company; Senior
                     Director        since 1994             Vice President and Director,
DOB: 12/16/54                                               New York Life Insurance and
                                                            Annuity Corporation and NYLIFE
                                                            Distributors LLC; Chief Investment
                                                            Officer and Director, NYLIFE
                                                            Insurance Company of Arizona;
                                                            Chief Investment Officer, New York
                                                            Life Insurance and Annuity
                                                            Corporation, Senior Vice President,
                                                            NYLIFE Securities Inc.

                                                                                                 NUMBER OF
                                                                                                 FUNDS AND
                                                                                               PORTFOLIOS IN       OTHER
                      POSITION(S)     TERM OF OFFICE AND                                      FUND COMPLEX++   DIRECTORSHIPS
 NAME AND DATE OF    HELD WITH THE      LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY       HELD BY
       BIRTH              FUND              SERVED+                 PAST 5 YEARS                  NOMINEE         NOMINEE
------------------   -------------   --------------------   -------------------------------   --------------   -------------
*GARY E. WENDLANDT   Chairman,       Chairman and Chief     Chief Executive Officer,                64         Chairman,
                     Chief           Executive Officer      Chairman and Manager, NYLIM                        President,
DOB: 10/8/50         Executive       since January 1,       (including predecessor advisory                    Chief
                     Officer, and    2002, and Director     organizations) and New York                        Executive
                     Director        since November 2001.   Life Investment Management                         Officer and
                                                            Holdings LLC; Executive Vice                       Trustee, The
                                                            President, New York Life                           Mainstay
                                                            Insurance Company; Executive                       Funds
                                                            Vice President and Manager,
                                                            NYLIFE Distributors LLC;
                                                            Chairman, McMorgan & Company
                                                            LLC; Manager, MacKay Shields
                                                            LLC; Executive Vice President,
                                                            New York Life Insurance and
                                                            Annuity Corporation; Chairman,
                                                            Chief Executive Officer, and
                                                            Director, MainStay VP Series
                                                            Fund, Inc. (21 portfolios);
                                                            Chief Executive Officer,
                                                            Eclipse Funds (3 portfolios)
                                                            and Eclipse Funds, Inc. (15
                                                            portfolios).

----------
+ Each of the Nominees currently serving as a Director of the Fund shall serve until his/her successor is elected and qualified or until his/her resignation, death or removal. The two Nominees who are not currently Directors of the Fund have a mandatory retirement age of seventy-five.

*    This Nominee is currently a Director of the Fund.

** Mr. Wendlandt, Ms. Pollack and Mr. Rock are deemed to be Interested Directors because of their affiliation with New York Life Insurance Company, NYLIAC, NYLIM, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

The Fund's Articles of Incorporation do not provide for the annual election of Directors. However, in accordance with the 1940 Act, the Fund will hold a shareholders' meeting for the election of Directors at such times as (1) less than a majority of the Directors holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Directors, less than two-thirds of the Directors holding office would have been elected by the shareholders. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal.

OWNERSHIP OF SECURITIES

As of [the Record Date], the dollar range of equity securities owned beneficially by each Nominee in the Fund and in any registered investment companies overseen by the Nominees within the same family of investment companies as the Fund is as follows:

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
                                                                    INVESTMENT COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES        NOMINEE IN FAMILY OF INVESTMENT
   NAME OF NOMINEE                     IN THE FUND                              COMPANIES
---------------------   -----------------------------------------   --------------------------------
INDEPENDENT DIRECTORS

Jill Feinberg                              None                                   None
Daniel Herrick                             None                                   None
Richard H. Nolan                           None                                   None
Raymond Stickel, Jr.                       None                                   None
Roman L. Weil           $1 - $10,000 in MainStay VP S&P 500 Index             $1 - $10,000
                                        Portfolio
John A. Weisser, Jr.     Over $100,000 in MainStay VP High Yield              Over $100,000
                                 Corporate Bond Portfolio

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED
                                                                       INVESTMENT COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY SECURITIES        NOMINEE IN FAMILY OF INVESTMENT
   NAME OF NOMINEE                       IN THE FUND                                COMPANIES
---------------------   --------------------------------------------   ---------------------------------
INTERESTED DIRECTORS

Anne F. Pollack                             None                                     None
Robert D. Rock           $1 - $10,000 in MainStay VP Bond Portfolio            $10,001 - $50,000
                           $1 - $10,000 in MainStay VP Government
                                          Portfolio
                        $1 - $10,000 in MainStay VP Large Cap Growth
                                          Portfolio
                             $1 - $10,000 in MainStay VP Capital
                                   Appreciation Portfolio

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED
                                                                       INVESTMENT COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY SECURITIES        NOMINEE IN FAMILY OF INVESTMENT
   NAME OF NOMINEE                       IN THE FUND                                COMPANIES
---------------------   --------------------------------------------   ---------------------------------
Gary E. Wendlandt         $1 - $10,000 in MainStay VP International            $10,001 - $50,000
                                      Equity Portfolio
                         $1 - $10,000 in MainStay VP Mid Cap Growth
                                         Portfolio
                        $1 - $10,000 in MainStay VP Small Cap Growth
                                         Portfolio
                           $1 - $10,000 in MainStay VP High Yield
                                  Corporate Bond Portfolio
                        $1 - $10,000 in MainStay VP Value Portfolio

As of [DECEMBER 31, 2005], each Independent Director, and his immediate family members, beneficially or of record owned securities in (1) an investment advisor or principal underwriter of the Fund, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund as follows

                              INDEPENDENT DIRECTORS

                          NAME OF OWNERS AND                TITLE OF                         PERCENT OF
  NAME OF DIRECTOR     RELATIONSHIP TO DIRECTOR   COMPANY     CLASS    VALUE OF SECURITIES     CLASS
--------------------   ------------------------   -------   --------   -------------------   ----------
Jill Feinberg                    N/A                                          None
Daniel Herrick                   N/A                                          None
Richard H. Nolan
Raymond Stickel, Jr.
Roman L. Weil                    N/A                                          None
John A. Weisser, Jr.             N/A                                          None

COMPENSATION

The Independent Directors of the Fund receive from the Fund a fee of $35,000 per year plus $4,000 for each regularly scheduled (in person) Board meeting attended, $2,000 for each telephonic Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for all other Committee meetings attended, and are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. The Audit Committee chairperson receives an additional fee of $12,000 per year and each member of the Audit Committee receives an annual retainer fee of $3,000 per year. The Lead Independent Director receives an additional fee of $12,000 per year. Directors who are affiliated with NYLIM or its affiliates and the Fund's officers did not receive compensation from the Fund. The table below states the compensation received by certain Directors, for the fiscal year ended December 31, 2005, from the Fund and from certain other investment companies (as indicated) that have the same investment advisor as the Fund or an investment advisor that is an affiliated person of one of the Fund's investment advisors.

                               COMPENSATION TABLE*

                                         PENSION OR
                                         RETIREMENT
                                          BENEFITS                         TOTAL COMPENSATION
                          AGGREGATE       ACCRUED      ESTIMATED ANNUAL       FROM FUND AND
                        COMPENSATION     AS PART OF      BENEFITS UPON    FUND COMPLEX PAID TO
       DIRECTOR           FROM FUND    FUND EXPENSES      RETIREMENT             NOMINEE
       --------         ------------   -------------   ----------------   --------------------
INDEPENDENT DIRECTORS

Michael J. Drabb+         $[_____]           $0               $0                $[_____]
Jill Feinberg             $[_____]           $0               $0                $[_____]
Daniel Herrick            $[_____]           $0               $0                $[_____]
Roman L. Weil             $[_____]           $0               $0                $[_____]
John A. Weisser, Jr.      $[_____]           $0               $0                $[_____]

INTERESTED DIRECTOR
Anne F. Pollack           $0                 $0               $0                $0
Robert D. Rock            $0                 $0               $0                $0
Gary E. Wendlandt         $0                 $0               $0                $0

* Messrs. Richard H. Nolan and Raymond Stickel, Jr. have not served as Directors to the Fund and accordingly have not been compensated as Directors for the Fund.

+ Mr. Drabb retired from the Board effective November 30, 2005 and is no longer compensated by the Fund.

It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2005, the Board met 8 times. Each incumbent Nominee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Director was a member. The Fund does not hold annual meetings, and therefore the Board of Directors does not have a policy with regard to Director attendance at such meetings.

BOARD COMMITTEES

The Board of Directors oversees the Fund and the services provided to the Fund by NYLIM and the investment sub-advisors for the Portfolios having investment sub-advisors. The Committees of the Board include the Audit Committee, Nominating and Governance Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

Audit Committee. The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the current Independent
Directors: Jill Feinberg, Daniel Herrick, Roman L. Weil (Chairman), and John A. Weisser, Jr. There were 5 Audit Committee meetings held during 2005.

Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; and (4) oversee the self-assessment of the Board, its committees and its members. The members of the Committee include all of the current Independent
Directors: Jill Feinberg (Chairperson), Daniel Herrick, Roman L. Weil and John
A. Weisser, Jr. There were [_____] meetings of the Committee held during 2005. The Board of Directors has adopted a Nominating and Governance Committee Charter, which is attached to this Proxy Statement as Appendix B.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidates Policy"), a formal policy on the consideration of Board member candidates, including nominees recommended by Policy Owners. A copy of the Candidate Policy is attached to this Proxy Statement as Appendix C.

When evaluating the qualifications of a candidate, the Nominating and Governance Committee considers the candidate's potential contribution to the Board and its committees and any other relevant factors. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose. The Nominating and Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director; (iii) the contribution that the person can make to the Board, with consideration being given to the person's business experience, education and such other factors as the Nominating and Governance Committee may consider relevant; (iv) the character and integrity of the person; and (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board. The Nominating and Governance Committee will consider potential director candidates recommended by Policy Owners provided that: (i) the proposed candidates satisfy the director qualification requirements; and (ii) the nominating Policy Owners comply with the Candidate Policy, which is attached to this Proxy Statement as Appendix C. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating and Governance Committee will not otherwise evaluate Policy Owner director nominees in a different manner than other nominees, and the standard of the Nominating and Governance Committee is to treat all equally qualified nominees in the same manner.

Each of the non-incumbent Nominees was recommended to the Nominating and Governance Committee of the Board by the Independent Directors of the Fund.

Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Arphiela Arizmendi, Jill Feinberg, Alison H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack, John A. Weisser, Jr., Roman L. Weil, and Gary E. Wendlandt. There were 4 Valuation Committee meetings held during 2005.

Valuation Subcommittee. The purpose of the Valuation Subcommittee is to establish, pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Ravi Akhoury, Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, Anne F. Pollack and Gary E. Wendlandt. There were [_____] meetings of the Valuation Subcommittee held during 2005.

Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee are Gary E. Wendlandt and Anne F. Pollack. There were no Dividend Committee meetings held during 2005.

SHAREHOLDER APPROVAL

The Nominees for election as Directors at the Special Meeting will be elected by a plurality of the total votes cast at a meeting of Shareholders by the holders of shares present in person or by proxy and entitled to vote on such action. This proposal applies on a Fund-wide basis, and all Portfolios and classes will vote together on this proposal.

                              BOARD RECOMMENDATION

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
   THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE FUND

                                   ----------

                                   PROPOSAL 2

     APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS WITH INVESTMENT SUB-ADVISORS ON BEHALF OF ONE OR MORE OF THE PORTFOLIOS WITHOUT OBTAINING
            SHAREHOLDER APPROVAL

                       AFFECTED PORTFOLIOS: ALL PORTFOLIOS

                                   ----------

At a meeting of the Board of Directors of the Fund held on December 1-2, 2005, the Board approved a proposal to permit the Fund and NYLIM, in its capacity as the investment advisor to the Portfolios and subject to Board oversight, to enter into, and materially amend, sub-advisory agreements with any investment Sub-advisors retained by NYLIM and the Fund to manage the Portfolios without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolios. Such an advisory structure is referred to as a "multi-manager" or a "manager of managers" arrangement.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the Securities and Exchange Commission (the "SEC") and shareholder approval. The SEC uniformly requires the approval of such an arrangement by fund shareholders as a condition of granting such exemptive relief. The Fund has requested such exemptive relief and has submitted to the SEC a proposed order (the "Proposed Order"), which conditions the relief upon, among other things, the approval of this Proposal by shareholders. The Fund expects that the SEC, in the future, will grant the Fund's request for exemptive relief and/or will implement proposed Rule 15a-5 under the 1940 Act (the "Proposed Rule"), which essentially would grant similar relief to all investment companies to utilize a manager of managers arrangement upon shareholder approval.

The Board recommends that the shareholders of each Portfolio approve this Proposal. Under this Proposal, approval by the Board, including a majority of the Independent Directors, will continue to be required before any of the Portfolios may enter into any new sub-advisory agreements. However, if the shareholders approve this Proposal, a shareholder vote will no longer be required to approve sub-advisory agreements or material changes to them, thereby limiting somewhat the shareholders' control over the Portfolios' operations.

HOW WOULD A "MANAGER OF MANAGERS" ARRANGEMENT BENEFIT THE PORTFOLIOS?

The Board believes that it is in the best interests of each shareholder to provide NYLIM and the Board with increased flexibility to recommend, supervise, evaluate, and change Sub-advisors without incurring the significant delay and expense associated with obtaining shareholder approval. A manager of manager arrangement will, therefore, permit the Portfolios to operate more efficiently and cost-effectively. Currently, the Fund must call and hold a shareholder meeting of an affected Portfolio before it appoints a Sub-advisor or materially amends a sub-advisory agreement. Additionally, the Fund currently must seek shareholder approval of a new sub-advisory agreement if a Sub-advisor is acquired by another company, even if there will be no change in the persons managing the Portfolio. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from the affected Portfolio's shareholders. This process is time-consuming and costly, and such costs are generally borne by the affected Fund, thereby reducing shareholders' investment returns.

As the investment advisor to each of the Portfolios, NYLIM currently monitors the performance of each Sub-advisor. Also, NYLIM is currently responsible for recommending to the Board whether a sub-advisory agreement should be entered into or terminated. In determining whether to recommend to the Board the termination of a sub-advisory agreement, NYLIM considers several factors, including the Sub-advisor's performance record while managing a particular Portfolio.

When a shareholder invests in a Portfolio, he or she effectively hires NYLIM to manage the assets of the Portfolio, either directly or via a Sub-advisor under NYLIM's supervision. Therefore, the Board believes that shareholders already expect that NYLIM and the Board will take responsibility for overseeing any Sub-advisors engaged for the Portfolios and for recommending whether a particular Sub-advisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Portfolios have engaged NYLIM as an investment advisor and NYLIM's experience in overseeing and recommending Sub-advisors, the Board believes it would be appropriate to allow NYLIM to recommend, monitor, and evaluate Sub-advisors directly, subject to the Board's oversight. If shareholders approve this Proposal, they would have less control over the Portfolios. However, such an approach would avoid the considerable costs associated with seeking shareholder approval for material modification of existing sub-advisory agreements or the creation of new ones. Further, such an approach would be consistent with the shareholders' current expectations that NYLIM will use its experience and expertise to recommend qualified candidates to serve as Sub-advisors.

If shareholders approve this Proposal, the Board will continue to oversee the selection and engagement of Sub-advisors. Further, the Board will continue to evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual sub-advisory agreements, the Board will continue to be required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a sub-advisory agreement, NYLIM and the relevant Sub-advisor have a legal duty to provide the Board with information on factors pertinent to the Board's decision.

WHAT EFFECT WILL THIS PROPOSAL HAVE ON THE ADVISORY FEES PAID BY THE PORTFOLIOS TO NYLIM OR THE QUALITY OF ADVISORY SERVICE THE PORTFOLIOS RECEIVE?

This Proposal does not effect the amount of investment advisory fees paid by the Portfolios to NYLIM. When entering into and amending sub-advisory agreements, NYLIM has negotiated and will continue to negotiate fees paid to the Sub-advisors for their services. The fees paid to NYLIM by the Portfolios are considered by the Board in approving and renewing the advisory and sub-advisory agreements. Under the Proposal, shareholder approval will continue to be required before the total fees paid by a Portfolio to NYLIM and/or any Sub-advisors are increased. Further, whether or not shareholders approve this Proposal, NYLIM will continue to be required to provide the same level of management and administrative services to the Portfolios as it currently provides, in accordance with each Portfolio's investment advisory agreement and other agreements.

WHAT ARE THE TERMS OF THE PROPOSED ORDER AND THE PROPOSED RULE?

[On January __, 2006], the Fund and NYLIM filed an application with the SEC requesting the Proposed Order, which would grant the Fund with an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit NYLIM and the Fund, on behalf of the Portfolios, to
(a) engage new or additional Sub-advisors; (b) enter into and modify existing investment sub-advisory agreements; and (c) terminate and replace Sub-advisors without the approval of the shareholders. While it is not certain, the Fund and NYLIM expect that the Proposed Order will be issued by the SEC. Further, on October 23, 2003, the SEC proposed the Proposed Rule, which would grant relief similar to the relief requested in the Proposed Order. If the SEC adopts the Proposed Rule before, or in lieu of, the Proposed Order, the Fund and NYLIM would comply with the Proposed Rule's terms and conditions, which is also currently a condition of the Proposed Order.

Under both the terms of the Proposed Order and the Proposed Rule, the Fund and NYLIM will continue to be subject to several conditions imposed by the SEC. For example, within 90 days of a change to a Portfolio's sub-advisory agreement, the Fund will be required to provide any affected Portfolio's shareholders with an information statement containing information about the Sub-advisor, the sub-advisory agreement, and the sub-advisory fee, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. A majority of the Board must consist of Independent Directors and the nomination of additional Independent Directors must be at the discretion of the Independent Directors. There is no guarantee that the SEC will grant the Proposed Order even if this Proposal is approved by the shareholders, nor is there any guarantee that the SEC will adopt the Proposed Rule. Furthermore, any exemptive order from the SEC or final rule eventually issued by the SEC may differ from general terms and conditions described herein. By approving this Proposal, shareholders are approving the operation of the manager of managers arrangement under any such different terms or conditions.

Another condition of note in the Proposed Order and Proposed Rule is that shareholder approval will still be required of any sub-advisory agreement with a Sub-advisor that is an "affiliated person," as that term is defined in Section 2(a)(3) of the 1940 Act, of the Fund or of NYLIM. However, the Portfolios and NYLIM may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit NYLIM and the Fund to enter into or to materially amend, sub-advisory agreements with affiliated Sub-advisors without obtaining shareholder approval. MacKay Shields LLP, an affiliated person of NYLIM, currently provides investment sub-advisory services to several of the Portfolios. By approving this Proposal, shareholders are also approving the application of the manager of managers arrangement to any affiliated Sub-advisor of NYLIM, subject to NYLIM and the Fund obtaining the necessary regulatory relief.

SHAREHOLDER APPROVAL

Each Portfolio will vote on this Proposal separately. Approval of the Proposal with respect to a Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act.

                              BOARD RECOMMENDATION

          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.

                                   ----------

                                   PROPOSAL 3

                  AMENDMENT, ELIMINATION OR RECLASSIFICATION AS
                               NON-FUNDAMENTAL OF
                   CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   ----------

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

The 1940 Act requires all mutual funds, including the Fund, to adopt "fundamental" investment restrictions with respect to several specific types of activities, including a Portfolio's ability to (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Portfolio to state whether it is a diversified or non-diversified Portfolio, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each Portfolio to designate any other of its policies as fundamental policies, as the Portfolio deems necessary or desirable. Fundamental restrictions are those that may be modified or eliminated only with the approval of a majority of a Portfolio's outstanding voting securities. In contrast, restrictions that are non-fundamental may be modified or eliminated by action of the Fund's Board of Directors, without separate shareholder action.

Upon the recommendation of management of the Fund, the Directors have reviewed the Portfolios' current fundamental investment restrictions and have recommended that several of the fundamental restrictions be amended, eliminated or reclassified as non-fundamental in order to simplify and modernize the restrictions to conform with current law and increase the investment flexibility of the Portfolios.

The current fundamental investment restrictions of each of the Portfolios that are proposed to be revised at the Special Meeting are set forth in Appendix D to this Proxy Statement.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE CHANGES TO THE PORTFOLIOS' INVESTMENT RESTRICTIONS?

The Portfolios' current investment restrictions often vary from one another and, in some cases, are more prohibitive than the 1940 Act, the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs.

Many of the Portfolios' current fundamental investment restrictions can be traced back to federal or state securities law requirements that were in effect when the Portfolios were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Portfolios. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, the current restrictions unnecessarily limit the investment strategies available to NYLIM and the Sub-advisors in managing each Portfolio's assets. In addition, the lack of uniform standards applicable across all of the Portfolios leads to operating inefficiencies and increases the costs of compliance monitoring.

Due to these and other factors, the Board recommends to shareholders the approval of certain changes to the Portfolios' fundamental investment restrictions. The Portfolios' fundamental investment restrictions that are proposed to be amended, the language of each proposed revised investment restriction, and a discussion of the rationale for each suggested change is provided below.

In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which mutual funds cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Portfolios. However, shareholders are being asked to approve amendments to these investment restrictions, as set forth in Proposals 3.A to 3.H. Investment restrictions that are currently deemed fundamental by each Portfolio, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely or reclassified as non-fundamental. Those fundamental investment restrictions that are proposed to be eliminated entirely or reclassified as non-fundamental are addressed in Proposals 3.I to 3.P.

WHAT EFFECT WILL THE PROPOSED CHANGES TO THE PORTFOLIOS' INVESTMENT RESTRICTIONS HAVE ON THE PORTFOLIOS?

While the Proposal is intended to provide NYLIM and the Sub-advisors with greater flexibility in managing each Portfolio's portfolio, the Portfolios would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in each Portfolio's registration statement. Importantly, neither NYLIM nor the Sub-advisors presently intends to alter materially the way in which they manage any of the Portfolios and therefore believe that the proposed changes will not, either individually or in the aggregate, materially affect the investment risk currently associated with any Portfolio. No material change would be made to the manner in which a Portfolio invests or operates without prior Board approval and an appropriate amendment to the Portfolio's prospectus and/or Statement of Additional Information.

       MODIFICATION OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTIONS

                             PROPOSAL 3.A--BORROWING
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's fundamental investment restriction regarding borrowing would read:

     EACH PORTFOLIO MAY BORROW MONEY TO THE EXTENT PERMITTED UNDER THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

DISCUSSION OF PROPOSED MODIFICATION

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a Portfolio to borrow from banks in an amount up to 33 1/3% of the Portfolio's assets, including the amount borrowed. A Portfolio may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Portfolio's total assets. The proposed restriction would permit the Portfolios to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

To the extent that any borrowing made by a Portfolio involves leveraging, the Portfolio may be subject to the risk that if the securities held by the Portfolio decline in value while these transactions are outstanding, the Portfolio's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect of changes in the value of investments on a Portfolio's net asset value and may increase the volatility of the Portfolio. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

With respect to Capital Appreciation, Cash Management, Convertible, Government, Total Return, Value, S&P 500 Index, High Yield Corporate Bond, Bond, Common Stock, Balanced, Income & Growth and Large Cap Growth, the proposed change would allow each Portfolio to borrow for any purpose, as opposed to borrowing only on a temporary basis for extraordinary or emergency purposes. The proposed change would also permit each of these Portfolios to borrow up to one-third of its total assets in addition to the current 5% limit applicable on such temporary borrowings (15% in the case of Balanced and one-third in the case of Income & Growth and Large Cap Growth).

In addition, in the case of the High Yield Corporate Bond, Bond and Common Stock, these Portfolios would no longer be prohibited from purchasing additional portfolio securities during times that such Portfolios have outstanding borrowings.

It is important to note that, with respect to the foregoing Portfolios, while the proposed restriction would increase the amount of allowable borrowing for these Portfolios, neither NYLIM nor any Sub-advisor presently intends to alter the way in which it manages any of the Portfolios. Materially increased levels of borrowing for a Portfolio would require an amendment to the Portfolio's prospectus.

Restrictions on borrowing for the remaining Portfolios, which include International Equity, Mid Cap Value, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Floating Rate, Basic Value, and Developing Growth, are not materially different from the model restriction. However, adopting the model restriction for all Portfolios should lend uniformity and assist in monitoring compliance with this restriction.

                         PROPOSAL 3.B--SENIOR SECURITIES
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's fundamental investment restriction regarding issuing senior securities would read:

     EACH PORTFOLIO MAY ISSUE SENIOR SECURITIES TO THE EXTENT PERMITTED UNDER THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

DISCUSSION OF PROPOSED MODIFICATION

The 1940 Act prohibits Portfolios from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a Portfolio, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

Under the Portfolios' current fundamental investment restriction, each Portfolio is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not alter this, although it does identify some of the types of activities in which the Portfolios may engage that may involve the issuance of senior securities, but which are currently permissible under the 1940 Act and applicable related guidance. Thus, the proposed amended restriction does not change the current restrictions for any of the Portfolios, because in all cases, the Portfolios will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Portfolio would not be able to engage in such activities unless its investment policies and strategies so permit.

For Capital Appreciation, Cash Management, Convertible, Government, Total Return, Value, S&P 500 Index, High Yield Corporate Bond, International Equity, Bond, Common Stock, and Balanced Portfolios, the proposed restriction merely expands upon the current restriction. Similarly, the model restriction is roughly an expansion of the restriction on issuing senior securities for Large Cap Growth Portfolio.

If the model restriction is approved, the fundamental restriction on issuing senior securities for Floating Rate, Income & Growth, Developing Growth, Mid Cap Value, Mid Cap Core, Mid Cap Growth, and Small Cap Growth will not change significantly. However, adopting the model restriction for all Portfolios should lead to uniformity and assist in monitoring compliance with this restriction.

                      PROPOSAL 3.C--UNDERWRITING SECURITIES
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's fundamental investment restriction regarding underwriting securities would read:

     EACH PORTFOLIO MAY ACT AS AN UNDERWRITER OF SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), TO THE EXTENT PERMITTED UNDER THE 1933 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

DISCUSSION OF PROPOSED MODIFICATION

As a practical matter, the proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of the Portfolios, since the only way a Portfolio could be deemed an underwriter in normal circumstances is in connection with the disposition of securities. However, to promote consistency within the Fund Complex and preserve the maximum amount of flexibility to alter the Portfolios' policy on underwriting securities based on any future changes in the 1933 Act or underlying interpretation and guidance, it is recommended that each Fund adopt the model restriction.

                            PROPOSAL 3.D--REAL ESTATE
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's fundamental investment restriction regarding investments in real estate would read:

     EACH PORTFOLIO MAY PURCHASE OR SELL REAL ESTATE OR ANY INTERESTS THEREIN TO THE EXTENT PERMITTED UNDER THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

DISCUSSION OF PROPOSED MODIFICATION

The proposed change would change each Portfolio's general restriction on buying or selling real estate, although it is presently anticipated that no Portfolio would adopt any changes to its investment strategy to take advantage of this proposed change. Rather, the change is intended to permit greater uniformity across the fund family and to permit additional investment flexibility in the future. The effect of adding the additional proposed flexibility should not make a difference to any of the Portfolio's investment strategies in the foreseeable future.

                            PROPOSAL 3.E--COMMODITIES
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's fundamental investment restriction regarding investments in commodities would read:

     EACH PORTFOLIO MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES, EXCEPT AS PERMITTED UNDER THE 1940 ACT AND OTHER APPLICABLE LAWS, RULES AND REGULATIONS, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

DISCUSSION OF PROPOSED MODIFICATION

The current fundamental investment restrictions regarding commodities prohibit the Portfolios from investing in commodities or commodity contracts, but excepts certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirements of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Portfolios' purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed restriction also permits each Portfolio to enter into foreign currency transactions in accordance with its investment objective and strategies.

While several of the Portfolios may already invest in derivatives, the proposed restriction may expand the types of derivatives in which those Portfolios may invest and may allow Portfolios that could not previously invest in derivatives to invest in derivatives for the first time, if such investments are otherwise in accordance with the Portfolio's investment objective and strategies. To the extent a Portfolio invests in derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include:
(1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Portfolio's portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

However, notwithstanding the above, it is not currently proposed that any Portfolio's investment policies be changed to permit additional derivatives investments. Without such a change, each Portfolio will continue to be subject to the limitations currently in effect in each Portfolio's prospectus and statement of additional information. This proposed change does, however, reserve to the Directors the ability to change a Portfolio's derivatives policy at a later date without further shareholder action.

Adopting the model restriction for all Portfolios should lend uniformity and assist in monitoring compliance with this restriction. The model restriction also clarifies that the use of the term "commodity" is limited to physical commodities.

                           PROPOSAL 3.F--MAKING LOANS
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's fundamental investment restriction regarding making loans would read:

     EACH PORTFOLIO MAY MAKE LOANS, TO THE EXTENT PERMITTED BY THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

DISCUSSION OF PROPOSED MODIFICATION

The proposed change permits the Portfolios to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by then-current SEC policy. It is not currently anticipated that the Portfolios would engage in forms of lending other than the purchase of debt obligations, including banker's acceptances and commercial paper, entering into repurchase agreements and unfunded loan commitments and lending securities.

The staff of the SEC currently limits loans of a Portfolio's securities to one-third of the Portfolio's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Portfolios' current restrictions are consistent with this limitation and, in some cases, are set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a portfolio's loan of its securities in the future, under the proposed restriction, each Portfolio would be able to take advantage of that increased flexibility without requiring further shareholder action.

Please note that the Large Cap Growth Portfolio has been operating in a manner consistent with that in the proposed restriction even though the Portfolio does not have a stated restriction on lending. By approving the proposal, shareholders of the Large Cap Growth Portfolio will be adopting the requisite language required by the 1940 Act.

                   PROPOSAL 3.G--CONCENTRATION OF INVESTMENTS
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's fundamental investment restriction regarding concentration of investments would read:

     EACH PORTFOLIO MAY NOT "CONCENTRATE" ITS INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES, EXCEPT AS PERMITTED UNDER THE 1940 ACT, AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME, PROVIDED THAT, WITHOUT LIMITING THE GENERALITY OF THE
     FOREGOING: (A) THIS LIMITATION WILL NOT APPLY TO A PORTFOLIO'S INVESTMENTS
     IN: (I) SECURITIES OF OTHER INVESTMENT COMPANIES; (II) SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND/OR INTEREST BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES; (III) WITH RESPECT ONLY TO THE CASH MANAGEMENT PORTFOLIO, INSTRUMENTS ISSUED BY DOMESTIC BRANCHES OF U.S. BANKS (INCLUDING U.S. BRANCHES OF FOREIGN BANKS SUBJECT TO REGULATION UNDER U.S. LAWS APPLICABLE TO DOMESTIC BANKS AND, TO THE EXTENT THAT ITS PARENT IS UNCONDITIONALLY LIABLE FOR THE OBLIGATION, FOREIGN BRANCHES OF U.S. BANKS); OR (IV) REPURCHASE AGREEMENTS (COLLATERALIZED BY THE INSTRUMENTS DESCRIBED IN CLAUSE (II) AND, WITH RESPECT TO THE CASH MANAGEMENT PORTFOLIO, CLAUSE
     (III)); (B) WHOLLY-OWNED FINANCE COMPANIES WILL BE CONSIDERED TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO THE FINANCING ACTIVITIES OF THE PARENTS; AND (C) UTILITIES WILL BE DIVIDED ACCORDING TO THEIR SERVICES, FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY.

DISCUSSION OF PROPOSED MODIFICATION

Each Portfolio currently has, and will continue to have, a fundamental investment restriction that specifies whether the Portfolio may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a Portfolio's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) normally constitutes concentration. In the case of money market funds, the SEC staff has taken the view that such funds may have the freedom to concentrate investments in certain bank obligations without being deemed to be "concentrated." The Portfolios' current fundamental restrictions are consistent with this interpretation, except that the Cash Management Portfolio is currently deemed to be "concentrated" with respect to its investments in bank instruments and therefore may not invest less than 25% of its total assets in bank instruments. The proposed change would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations and would provide the Cash Management Portfolio the flexibility, as opposed to the obligation, to concentrate investments in bank instruments by deeming it not to be concentrated, but incorporating an exception with respect to investments in bank instruments. This means that a vote on the change in the policy for the Cash Management Portfolio is a change in policy from "concentrated" to "non-concentrated." In addition, the proposed change would no longer permit the High Yield Corporate Bond to concentrate up to 40% of its total assets in the electric utility and telephone industries. Such investments would be limited to 25% of the Portfolio's respective assets. High Yield Corporate Bond Portfolio is not investing in accordance with this authority, so it is not anticipated that the proposed change will alter, materially, the way in which NYLIM manages this Portfolio. The proposed change also promotes uniformity of the exceptions to this restriction within the Fund Complex, and allows the Portfolios the flexibility to take advantage of any future changes in the definition of concentration without seeking shareholder approval.

                          PROPOSAL 3.H--DIVERSIFICATION
                      APPLICABLE PORTFOLIOS: ALL PORTFOLIOS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Portfolio's sub-classification as a diversified or non-diversified Portfolio would read:

     EACH PORTFOLIO, EXCEPT FLOATING RATE PORTFOLIO, SHALL BE A "DIVERSIFIED COMPANY" AS THAT TERM IS DEFINED IN THE 1940 ACT, AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME. FLOATING RATE PORTFOLIO SHALL BE A "NON-DIVERSIFIED COMPANY" AS THAT TERM IS DEFINED IN THE 1940 ACT, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

DISCUSSION OF PROPOSED MODIFICATION

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, and as reflected in the Portfolios' current fundamental investment restrictions, a diversified portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" portfolio is any portfolio that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Portfolio's designation as a diversified or non-diversified Portfolio. Instead, the proposed change would modify the Portfolios' fundamental investment restrictions regarding each Portfolio's sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law (or, as described below, more restrictive percentage limitations). Thus, this investment restriction will apply the requirements of the 1940 Act, as they may be amended from time to time, to each Portfolio without the Fund's Board or shareholders taking further action.

The Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Government Total Return Portfolio, Value Portfolio, S&P 500 Portfolio and High Yield Corporate Bond Portfolio currently have a more restrictive policy than is required for purposes of the 1940 Act in that each of these Portfolios is prohibited from (1) investing more than 5% of its total assets in the securities of any one issuer, or (2) holding more than 10% of the outstanding securities of such issuer with respect to 100%, rather than 75%, of its assets. The proposed change in policy for these Portfolios, therefore, would have the effect of permitting proportionately larger investments in single issuers, to the extent that the 5% and 10% limitations would not apply with respect to 25% of each Portfolio's assets. NYLIM does not presently anticipate any material changes to the manner in which any of these Portfolios would be managed as a result of this additional flexibility, if this Proposal is approved. Any material changes to the manner in which a Portfolio is managed would require an amendment to the Portfolio's prospectus.

With respect to the remaining Portfolios, it is not anticipated that this change would have any effect on their operations. These Portfolios would remain subject to the same limitations on their investments under the definition of "diversified" and "non-diversified" as embodied in the Portfolios' current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 3.G) or other investment restrictions of the Portfolios.

In addition, each of the Portfolios, whether diversified or non-diversified and whether or not the current policy is more restrictive than is required by the 1940 Act, will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended, which require that at the end of each quarter of a Portfolio's taxable year, with respect to 50% of the value of the Portfolio's total assets, the Portfolio has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

 ELIMINATION/RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                                 THE PORTFOLIOS

      PROPOSAL 3.I--PLEDGING, MORTGAGING AND HYPOTHECATING PORTFOLIO ASSETS APPLICABLE PORTFOLIOS: CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE,
            GOVERNMENT, TOTAL RETURN, VALUE, S&P 500 INDEX, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, DEVELOPING GROWTH, AND BALANCED

PROPOSAL

It is proposed that the fundamental investment restriction on pledging, mortgaging and hypothecating a Portfolio's assets be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The restriction on pledging, mortgaging and hypothecating a portfolio's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Portfolios' fundamental investment restrictions. The Portfolios' current limits on pledging may conflict with each Portfolio's ability to borrow money to meet redemption requests or for temporary emergency purposes. This conflict arises because banks may require borrowers such as the Portfolios to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Portfolios' current restrictions, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Portfolios may borrow in these situations. Although the Portfolios currently plan to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Portfolios' ability to liquidate assets. If the Portfolios pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Portfolio's current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal 3.A, above.

                      PROPOSAL 3.J--INVESTMENTS FOR CONTROL
    APPLICABLE PORTFOLIOS: BALANCED, INCOME & GROWTH, BOND, AND COMMON STOCK

PROPOSAL

It is proposed that the fundamental investment restriction on investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Portfolios' investment restrictions. Nevertheless, there are no current expectations that the Portfolios will engage in such activities.

                    PROPOSAL 3.K--WRITING AND SELLING OPTIONS
    APPLICABLE PORTFOLIOS: BOND, COMMON STOCK, BALANCED, AND LARGE CAP GROWTH

PROPOSAL

It is proposed that the fundamental investment restriction on writing and selling put and call options and similar financial instruments be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The fundamental investment restriction on writing and selling put and call options and similar financial instruments was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Portfolios' fundamental investment restrictions. This proposal also provides consistency with the proposed changes to the fundamental restriction on issuing senior securities (See Proposal 3.B), which clarifies that the Portfolios may purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions.

                    PROPOSAL 3.L--INTERESTS IN OIL, GAS, ETC.
   APPLICABLE PORTFOLIOS: CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, GOVERNMENT, TOTAL RETURN, VALUE, S&P 500 INDEX, HIGH YIELD CORPORATE BOND,
                 BALANCED, BASIC VALUE, AND INTERNATIONAL EQUITY

PROPOSAL

It is proposed that the fundamental investment restriction on purchasing oil, gas, etc. interests be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The fundamental investment restriction on purchasing or selling interests in oil, gas, etc. was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Portfolios' investment restrictions. Nevertheless, there are no current expectations that the Portfolios will engage in such activities.

                PROPOSAL 3.M--MARGIN ACTIVITIES AND SHORT SELLING
      APPLICABLE PORTFOLIOS: BOND, COMMON STOCK, BALANCED, AND BASIC VALUE

PROPOSAL

It is proposed that the fundamental investment restriction on margin activities and selling securities short be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The fundamental investment restrictions on margin activities and selling securities short were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Portfolios' fundamental investment restrictions. There are no current expectations that the Portfolios will engage in such activities, except that the Portfolios may still engage in activities that are exceptions to the

Portfolios' current fundamental investment restrictions, such as the use of short-term credits necessary for the clearance of purchases and sales of portfolio securities.

             PROPOSAL 3.N--INVESTMENTS IN OTHER INVESTMENT COMPANIES
                         APPLICABLE PORTFOLIO: BALANCED

PROPOSAL

It is proposed that the fundamental investment restriction on investments in other investment companies be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The fundamental investment restriction on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required to be among a Portfolio's fundamental investment restrictions. The Portfolio would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act. In addition, the Board has adopted a non-fundamental investment restriction on investments in other investment companies for all of the Portfolios, including Balanced Portfolio, in order to provide uniformity across all Portfolios.

                          PROPOSAL 3.O--JOINT ACCOUNTS
                         APPLICABLE PORTFOLIO: BALANCED

PROPOSAL

It is proposed that the fundamental investment restriction participation in a joint account be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The fundamental investment restriction on the Portfolio's participation in a joint account was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Portfolio's fundamental investment restrictions. Furthermore, the 1940 Act and rules thereunder limit this type of transaction to the extent the Portfolio may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of over-reaching by the affiliate, the Portfolio would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the Portfolio and its shareholders, there is no need to maintain this restriction.

                        PROPOSAL 3.P--ILLIQUID SECURITIES
                         APPLICABLE PORTFOLIO: BALANCED

PROPOSAL

It is proposed that the fundamental investment restriction regarding investments in illiquid securities be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

The 1940 Act does not require a fund to adopt a fundamental investment restriction regarding investments in illiquid securities. As a result, it is proposed that this restriction be eliminated in its entirety. The Balanced Portfolio would remain subject to applicable provisions of the 1940 Act relating to liquidity (i.e., no more than 15% of net assets ). Therefore, if this proposal is approved by its shareholders, the Balanced Portfolio would be permitted to invest up to 15% of its net assets in illiquid securities, an increase in its current restriction of 10% of net assets. However, in recommending the elimination of the restriction on investing in illiquid securities, NYLIM does not presently intend to alter the way in which it manages the Balanced Portfolio, and the elimination of the restriction should not materially increase the risk applicable to the Balanced Portfolio.

                                      * * *

SHAREHOLDER APPROVAL

Approval of each Proposal 3.A through 3.P by a Portfolio will require the affirmative vote of "a majority of the outstanding voting securities" of the Portfolio. Each Proposal 3.A through 3.P applies on a Portfolio-by-Portfolio basis with all classes voting together and not by class.

                              BOARD RECOMMENDATION

           THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
               RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO
                       APPROVE PROPOSALS 3.A THROUGH 3.P.

                                   ----------

                                   PROPOSAL 4

                         APPROVAL OF A NEW SUB-ADVISORY
          AGREEMENT BETWEEN NYLIM AND WINSLOW CAPITAL MANAGEMENT, INC.

              AFFECTED PORTFOLIOS: LARGE CAP GROWTH PORTFOLIO ONLY

                                   ----------

Shareholders of the Large Cap Growth Portfolio (for purposes of this Proposal, the "Portfolio") are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") between NYLIM, manager of the Portfolio, and Winslow Capital Management, Inc. ("Winslow"), pursuant to which Winslow would continue to manage the assets of the Portfolio on an ongoing basis.

Additional information about Winslow is found below under the heading "Information about Winslow" and in Appendix E to this Proxy Statement.

WHY ARE SHAREHOLDERS OF THE PORTFOLIO BEING ASKED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT?

Pursuant to a Sub-Advisory Agreement with NYLIM dated December 15, 2005 (the "Current Sub-Advisory Agreement"), Winslow has been serving as Sub-advisor to the Portfolio. The Current Sub-Advisory Agreement was last approved by the Board on June 15, 2005 and by shareholders on December 15, 2005.

As discussed further below, certain current shareholders of Winslow have agreed to enter into transactions that would result in the termination of the Current Sub-Advisory Agreement between NYLIM and Winslow, but only if (1) shareholders of the Portfolio approve the New Sub-advisory Agreement and (2) the Board and shareholders of the MainStay Large Cap Growth Fund, another investment company managed by NYLIM and sub-advised by Winslow, approve a new sub-advisory agreement for that investment company. Shareholders of the MainStay Large Cap Growth Fund currently are being solicited by means of a proxy statement similar to this one. However, there can be no guarantee that shareholders of that fund will approve a new sub-advisory agreement with Winslow.

Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, including any sub-advisory agreement, automatically terminate in the event of its assignment. An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment advisor or sub-advisor. Among other things, an assignment covers any transfer of a controlling block of the advisor's outstanding voting securities. A controlling block is presumed if a person beneficially owns more than 25% of a company's voting securities.

A current stockholder of Winslow, Jean A. Baillon, agreed conditionally to enter into certain transactions with two other current stockholders of Winslow, Justin
H. Kelly and R. Bartlett Wear, who are also two of the Portfolio's portfolio managers, whereby a portion of Winslow's outstanding voting securities held by Ms. Baillon will be transferred to Messrs. Kelly and Wear, ONLY IF the Board and the shareholders of both the Portfolio and the MainStay Large Cap Growth Fund first approve the New Sub-advisory Agreement (the "Transactions"). Upon the completion of the Transactions, Messrs. Kelly and Wear each would increase their ownership of Winslow's outstanding voting securities from 24.90% to 27.19%, which could be deemed to result in a change of control of Winslow and an assignment of the Current Sub-Advisory Agreement.

Section 15 of the 1940 Act also requires that the New Sub-Advisory Agreement be approved by (1) the Board (including a majority of those Directors who are not considered to be "interested persons" of the Fund or a party to the agreement, as defined by the 1940 Act ("Independent Directors")) and (2) the Portfolio's shareholders. At a meeting held on December 1-2, 2005, the Board approved the New Sub-Advisory Agreement and determined that the Agreement be submitted to the Portfolio's shareholders for their approval.

HOW DOES PROPOSAL 4 AFFECT SHAREHOLDERS OF THE PORTFOLIO?

The Transactions and the New Sub-Advisory Agreement are not expected to have any effect on shareholders of the Portfolio. In particular, the terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except for the dates of execution and term. No changes are proposed to the level of services that Winslow currently provides to the Portfolio or the fees payable to Winslow for those services. Winslow has informed NYLIM that it does not anticipate any changes in the portfolio managers or the portfolio management teams of the Portfolio as a result of the change of control. Further, there are no changes contemplated to the Portfolio's investment goals or strategies.

WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT?

A form of the New Sub-Advisory Agreement is attached as Appendix F to this Proxy Statement. The description in this section of the terms of the New Sub-Advisory Agreement is qualified in its entirety by reference to that Appendix.

The terms of the New Sub-Advisory Agreement proposed for shareholder approval are identical to the Current Sub-Advisory Agreement, including, as discussed below, the amount Winslow is compensated for providing its services to the Portfolio. Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would run for an initial term of two years and annually thereafter so long as it is approved by a majority of the Directors, or by the vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Directors by vote cast in person at a meeting called for such purpose. Both agreements provide that they may be terminated: (a) by NYLIM at any time without penalty, upon sixty (60) days' written notice to Winslow and the Fund; (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Directors or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to NYLIM and Winslow; or (c) by Winslow at any time without penalty, upon sixty (60) days' written notice to NYLIM and the Fund. The New Sub-Advisory Agreement would also terminate automatically in the event of any assignment, as defined in the 1940 Act.

The Portfolio's shareholders last approved the Current Sub-Advisory Agreement, in accordance with the requirements of the 1940 Act, on December 15, 2005.

HOW IS WINSLOW COMPENSATED FOR ITS SERVICES TO THE PORTFOLIO?

In consideration for its services, the New Sub-Advisory Agreement would entitle Winslow to be compensated in the same manner and amount as Winslow is under the Current Sub-Advisory Agreement. Under the Current Sub-Advisory Agreement, Winslow is entitled to receive an annual fee from NYLIM based on the average daily net assets of all Winslow-serviced assets in investment companies managed by NYLIM, including the Portfolio, as follows: 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, up to $250 million; 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, from $250 million to $500 million; 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, from $500 million to $750 million; 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, from $750 million to $1 billion; and 0.20% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including in excess of $1 billion. These fees are paid entirely by NYLIM.

WHAT DID THE BOARD CONSIDER WHEN APPROVING THE NEW SUB-ADVISORY AGREEMENT?

At a meeting held on December 1-2, 2005, the Board considered the approval of the New Sub-Advisory Agreement with respect to the Portfolio. In reaching its decision to approve the New Sub-Advisory Agreement, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

The Board considered the reasons why a New Sub-Advisory Agreement with Winslow was being proposed by NYLIM. The Board noted that Winslow currently served as the Portfolio's Sub-advisor. The Board also noted that at a meeting held on June 15, 2005 it recently considered and approved the engagement of Winslow as the Portfolio's Sub-advisor (replacing Eagle Asset Management, Inc.) and the Current Sub-Advisory Agreement. The Board was informed that certain stockholders of Winslow had contemplated entering into certain transactions (the "Transactions") that would result in two stockholders, who had each previously owned slightly less than 25% of Winslow's outstanding stock, each owning slightly more than 25% of Winslow's outstanding stock. The Board was also informed that the Transactions had been entered into contingent upon applicable Board and shareholder approval. The Board noted that the Transactions, if consummated, would cause the Current Sub-Advisory Agreement to terminate automatically to the extent that the Transactions were deemed to result in a change in control at Winslow. The Board concluded that the New Sub-Advisory Agreement should be approved in order for Winslow to continue to manage the assets of the Portfolio on an ongoing basis with the ownership structure Winslow believes to be most desirable.

The Board also considered the proposed sub-advisory fee rate payable by NYLIM to Winslow under the New Sub-Advisory Agreement. The Board noted that the sub-advisory fee arrangement between NYLIM and Winslow was identical to the sub-advisory fee arrangement under the Current Sub-Advisory Agreement. The Board also noted that NYLIM's advisory fee rate and Winslow's proposed sub-advisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale. Based on these considerations, the Board concluded that Winslow's proposed sub-advisory fee rates under the New Sub-Advisory Agreement were reasonable.

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Winslow under the Current Sub-Advisory Agreement and those that would be provided to the Portfolio by Winslow under the New Sub-Advisory Agreement. The Board considered that no changes were proposed to the level of services Winslow currently provides to the Portfolio as a result of the change of control. The Board concluded that the nature and extent of services to be provided to the Portfolio by Winslow under the New Sub-Advisory Agreement would not diminish as a result of the change of control.

With respect to the quality of services to be provided under the New Sub-Advisory Agreement, the Board considered, among other things, the background and experience of Winslow's senior management and the expertise of, and amount of attention expected to be given to the Portfolio by, investment analysts and both junior and senior investment personnel of Winslow. The Board noted that Winslow had informed the Board that it did not anticipate any changes in the portfolio managers or the portfolio management teams of the Portfolio as a result of the Transactions. The Board concluded that it was satisfied that Winslow would continue to provide the same quality of investment sub-advisory services under the New Sub-Advisory Agreement as provided under the Current Sub-Advisory Agreement.

The Board received and considered information about the Portfolio's historical performance. The Board noted that Winslow had only managed the Portfolio since August 2005 and that the Portfolio's poor historical performance reflected the prior Sub-advisor's performance. The Board concluded that it was satisfied with Winslow's short-term performance and that it was reasonable to believe that Winslow would provide satisfactory performance in the future.

Because the engagement of Winslow was new, there was no historical profitability with regard to its arrangements with the Portfolio. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions which were, by their nature, speculative. Accordingly, the Board did not consider Winslow's anticipated profitability in determining whether to approve the New Sub-Advisory Agreement.

Considering all of these factors, the Board approved the New Sub-Advisory Agreement.

INFORMATION ABOUT WINSLOW

Winslow is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota. Winslow has been an investment adviser since 1992, and as of December 31, 2005 managed approximately $800 million in assets. The investment team of Winslow is jointly and primarily responsible for the day-to-day management of the Portfolio. Winslow currently is controlled by Mr. Winslow. Other members of the portfolio management team, including Messrs. Kelly and Wear, own interest in the firm.

Appendix E to this Proxy Statement sets forth the directors and principal executive officer of Winslow. It also contains certain information with respect to the other registered investment companies advised by Winslow that have investment objectives similar to the Portfolio.

No Directors or officers of the Fund are employees, officers, directors or shareholders of Winslow.

SHAREHOLDER APPROVAL

Approval of this Proposal requires an affirmative vote of the holders of "a majority of the outstanding shares" of the Portfolio, as defined in the 1940 Act. All classes of the Portfolio will vote together on this Proposal.

                              BOARD RECOMMENDATION

          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
            UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS
                                    PROPOSAL.

                               VOTING INFORMATION

VOTING OF PROXIES. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Timely and properly completed and submitted proxies will be voted as instructed by Policy Owners. A Policy Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (i) delivering to the Fund written notice of the revocation, (ii) delivering to the Fund a proxy with a later date, or (iii) voting in person at the Special Meeting.

In the event a Policy Owner signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the Proposal.

QUORUM REQUIREMENTS. A quorum of Policy Owners is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum.

VOTES NECESSARY TO APPROVE THE PROPOSALS. A plurality of the shareholders voting at the Special Meeting, either in person or by proxy, is required to approve Proposal 1 regarding the election of Directors. Approval of Proposals 2, 3 and 4 requires an affirmative vote of a "majority of the outstanding voting securities" of the Fund or the affected Portfolio(s), as appropriate. As defined in the 1940 Act, a majority of the outstanding voting securities of a fund is the lesser of (i) 67 percent or more of the voting securities of the fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting securities of the fund. The Insurance Company, as the holder of record shares of a Portfolio, is required to "pass through" to its Policy Owners the right to vote shares of the Portfolio. The Fund expects that the Insurance Company will vote 100% of the shares of a Portfolio held by its separate account(s). The Insurance Company will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a Proposal. Unmarked voting instructions from Policy Owners will be voted in favor of a Proposal. The Fund may adjourn the Special Meeting to the extent permitted by law, if necessary to permit the Insurance Company to obtain additional voting instructions from Policy Owners.

All outstanding shares of the Portfolios are owned of record, in the aggregate, by separate accounts that are identified at Appendix G. Shareholders of the Portfolios, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Policy. As of the Record Date, the chart at Appendix G reflects the total number of shares outstanding, the number of shares of beneficial interest and their percentage of the total outstanding shares of the Portfolio owned by each shareholder.

ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that have been voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).

PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Fund and are estimated to be between [$400,000] and [$500,000]. The Fund may incur additional expenses as a result of this Proxy solicitation. Proxies will be solicited via regular mail and also may be solicited via telephone by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of a Proposal, it is the Fund's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

FUTURE SHAREHOLDER PROPOSALS. A Policy Owner may request inclusion in the Fund's proxy statement and proxy card for shareholder meetings certain proposals for action which the Policy Owner intends to introduce at such meeting. Any Policy Owner proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Policy Owners. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                                OTHER INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR. NYLIM, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the investment advisor and administrator for each Portfolio.

DISTRIBUTOR. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054, serves as distributor of the Fund for the Service Class shares of the Portfolios. The Distributor is a wholly-owned subsidiary of NYLIM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York, 10036, has been selected as the registered public accounting firm of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolios. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PWC, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit Committee that they are independent auditors with respect to the Portfolios. Certain information concerning the fees and services provided by PWC to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Fund is provided below. For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Fund, are referred to as "Service Affiliates."

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Fund (the "Reporting Periods") for professional services rendered by PWC for the audit of the Fund's annual financial statements, or services that are normally provided by PWC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

FISCAL YEAR ENDED   AUDIT FEES
-----------------   ----------
    12/31/04        $_________
    12/31/05        $_________

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC to any Service Affiliates that were reasonably related to the performance of the annual audit of the Service Affiliates for the last two fiscal year ends were as follows.

FISCAL YEAR ENDED   AUDIT FEES
-----------------   ----------
    12/31/04        $_________
    12/31/05        $_________

(3) Tax Fees. The aggregate fees billed to the Fund in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning ("Tax Services") for the last two fiscal year ends were as follows:

FISCAL YEAR ENDED    TAX FEES
-----------------   ----------
    12/31/04        $_________
    12/31/05        $_________

     [These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services by PWC to Service Affiliates.]

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PWC to the Funds, or services provided to Service Affiliates other than the services reported above.

The aggregate non-audit fees billed by PWC for services rendered to the Fund and to the Service Affiliates for the last two fiscal year ends were $__________ in 2004 and $__________ in 2005, respectively.

Pursuant to the Fund's Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Fund by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to any Service Affiliates if the engagement directly relates to the Fund's operations and financial reporting.

In accordance with the policies, the Committee is responsible for the engagement of the independent accountant to certify the Fund's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided by the Fund and its Service Affiliates, the policies provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The policies also permit the Committee to delegate authority to the Audit Committee Chairman (the "Designated Member") to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

SHAREHOLDER REPORTS. The Fund will furnish, without charge, to any shareholder, upon request, a printed version of the most recent annual report (and any subsequent semi-annual report) of any of the Portfolios owned by that shareholder. Such requests may be directed to the Fund by writing to NYLIAC, attn: MainStay VP Series Fund, Inc., 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolios' most recent annual report (and any subsequent semi-annual report) are incorporated by reference in this Proxy Statement.

BENEFICIAL SHARE OWNERSHIP OF DIRECTORS AND OFFICERS. As of the Record Date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Portfolio.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of the Record Date, the shareholders with respect to each Portfolio known by that Portfolio to beneficially own 5% or more of the outstanding interest of class of that Portfolio are identified at Appendix H.

                                   APPENDIX A

                    LIST OF SHORTHAND NAMES OF THE PORTFOLIOS

                                                  SHORTHAND PORTFOLIO NAME
PORTFOLIO NAME                                    USED IN THIS PROXY
--------------                                    ------------------------
MainStay VP Balanced Portfolio                    Balanced
MainStay VP Basic Value Portfolio                 Basic Value
MainStay VP Bond Portfolio                        Bond
MainStay VP Capital Appreciation Portfolio        Capital Appreciation
MainStay VP Cash Management Portfolio             Cash Management
MainStay VP Common Stock Portfolio                Common Stock
MainStay VP Convertible Portfolio                 Convertible
MainStay VP Developing Growth Portfolio           Developing Growth
MainStay VP Floating Rate Portfolio               Floating Rate
MainStay VP Government Portfolio                  Government
MainStay VP High Yield Corporate Bond Portfolio   High Yield Corporate Bond
MainStay VP Income & Growth Portfolio             Income & Growth
MainStay VP International Equity Portfolio        International Equity
MainStay VP Large Cap Growth Portfolio            Large Cap Growth
MainStay VP Mid Cap Core Portfolio                Mid Cap Core
MainStay VP Mid Cap Growth Portfolio              Mid Cap Growth
MainStay VP Mid Cap Value Portfolio               Mid Cap Value
Mainstay VP S&P 500 Index Portfolio               S&P 500 Index
MainStay VP Small Cap Growth Portfolio            Small Cap Growth
MainStay VP Total Return Portfolio                Total Return
MainStay VP Value Portfolio                       Value

                                   APPENDIX B

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

MAINSTAY VP SERIES FUND, INC.

I.   PURPOSE

     The Nominating and Governance Committee (the "Committee") shall be a standing committee of the Board of Directors (the "Board") of Mainstay VP Series Fund, Inc. (the "Fund"). The purpose of the Committee is to:

     1. Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the Management of the Fund;

     2. Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members;

     3. Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; and

     4. Oversee the self-assessment of the Board, its committees and its members.

II.  ORGANIZATION

     A.   MEMBERSHIP

          1. The Committee shall consist of at least three Directors and be composed entirely of Directors who are not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          2. The Board shall elect each member of the Committee and the chairman of the Committee (the "Chairman"). If the Board does not elect a Chairman, the Committee shall designate a Chairman by majority vote of the Committee.

          3. The Chairman shall distribute a meeting agenda to the Committee members at a reasonable time prior to each meeting.

          4. The Chairman shall designate a secretary for each meeting of the Committee to record the minutes thereof.

     B.   MEETINGS

          1. The Committee shall meet at least two times a year. The Chairman may call additional meetings as necessary or appropriate.

          2. A majority of the Committee members shall constitute a quorum for the transaction of business. Approval of actions by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the

               Committee. The Committee may also act by unanimous written consent to action without a meeting.

          3. The secretary appointed by the Chairman shall prepare written minutes of each meeting.

     C.   REPORTING

          Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action. The Committee may also request that nomination matters be discussed with the Board in executive session at any Board meeting.

III. AUTHORITY

     1. The Committee shall have the authority to retain and terminate any search firm used to identify candidates for Board membership, including the authority to approve such firm's fees or retention terms.

     2. The Committee is authorized to obtain advice and assistance from the Fund's counsel, independent accountant and other service providers in connection with the performance of its responsibilities.

     3. In discharging its responsibilities, the Committee shall have full access to any relevant and material records of the Fund.

IV.  RESPONSIBILITIES

     A.   FUND GOVERNANCE

          1. The Committee shall make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the Management of the Fund, including but not limited to the following: (i) the responsibilities of Board and its committees;
               (ii) the relationship of the Board to the adviser(s) to the Fund;
               (iii) the standard of conduct expected of members of the Board,
               (iv) the respective functions of the Chairman of the Board, the Chief Executive Officer and the Chief Financial Officer of the Fund, and (v) the process of Board self-assessment.

          2. The Committee shall review the Nominating and Governance Charter and performance of the Committee and the Board at least annually and recommend any changes to the Board.

     B. SIZE, STRUCTURE AND COMPOSITION OF THE BOARD AND QUALIFICATIONS FOR MEMBERSHIP

          1. The Committee shall review periodically the size, structure and composition of the Board to determine the appropriate number of Directors comprising the Board, the ratio of interested to non-interested Directors, the number and types of committees, the functions of the Fund's officers and the types of expertise and experience needed among the Directors.

          2. The Committee shall be involved in the orientation and training of new Directors and continuing the education of all Directors.

          3. The Committee shall make recommendations to the Board with respect to the level and types of compensation for Board members. The Committee shall review such compensation arrangements annually.

     C.   IDENTIFICATION AND NOMINATION OF CANDIDATES FOR MEMBERSHIP

          1. The Committee shall develop a list of possible candidates in the event of any vacancies on or additions to the Board.

          2. The Committee shall evaluate the candidates' qualifications for such positions, and in the case of candidates for independent director positions, their independence from any investment adviser or other principal service provider. Persons nominated as independent directors may not be "interested persons" of the Fund as that term is defined in the 1940 Act.

          3. The Committee shall recommend candidates for nomination by the Board for Board membership.

          4. The Committee shall make recommendations to the Board with respect to membership on committees.

     D.   SELF-ASSESSMENT OF THE BOARD AND ITS MEMBERS

          1. The Committee shall recommend a plan and schedule to the Board for annual self-assessment by the Board, its committees and its individual members.

          2. The Committee shall oversee the process of self-assessment approved by the Board.

Dated: May 17, 2005

                                   APPENDIX C

                          MAINSTAY VP SERIES FUND, INC.

              POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

                          (Adopted as of May 17, 2005)

Pursuant to the Charter of the Nominating Committee of MainStay VP Series Fund, Inc. (collectively, the "Nominating Committee" of the "Fund"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Fund's Boards of Directors ("Board") and with making nominations for members of the Board who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.

QUALIFICATION OF CANDIDATES

In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. The Nominating Committee also may engage independent consultants, as it deems necessary or appropriate, for the purpose of making recommendations concerning Board member candidates. All qualified candidates will be treated equally in consideration by the Nominating Committee.

No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Fund to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Fund's organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors. In addition, no person may be nominated to the Board who (a) has violated any provision of the U.S. federal or state securities laws, or comparable laws of another country or (b) who is an employee or director of a major competitor of New York Life Insurance Company or its affiliates or who is a director of an investment company sponsored by such a competitor where the funds overseen are underlying funds of an variable or annuity fund.

NOMINATIONS FROM CONTRACT OWNERS

While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Fund as an investment option ("Contract Owners"). Contract Owners may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible Contract Owner may submit no more than one candidate each calendar year.

In order for the Nominating Committee to consider submissions from Contract Owners, the following requirements must be satisfied regarding the candidate:

(a) The candidate must satisfy all qualifications provided herein and in the Fund's organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

(b) The candidate may not be the nominating Contract Owner or a member of the immediate family of the nominating Contract Owner. (1)

(c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating Contract Owner entity.

(d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating Contract Owner.

(e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating Contract Owner entity, or of an affiliate of the nominating Contract Owner entity.

(f) The candidate may not control the nominating Contract Owner entity (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g) A Contract Owner may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the Contract Owner submitting the candidate:

(a) The Nominating Committee will consider submissions that are received only within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

(b) Any Contract Owner submitting a candidate must beneficially own, either individually or in the aggregate, more than $250,000 of the securities of the Fund that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating Contract Owner must also bear the economic risk of the investment.

Contract Owners submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Fund's Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Fund must include:

(a)  Contact information for the nominating Contract Owner;

(b) A certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared

----------
(1) The terms "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

     power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

(c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

(d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board.

It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

                                   APPENDIX D

                         CURRENT INVESTMENT RESTRICTIONS

                            PROPOSAL 3.A - BORROWING

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Capital Appreciation        The Portfolios may not borrow money (except    Each Portfolio may borrow
Cash Management             from banks on a temporary basis for            money to the extent
Convertible                 extraordinary or emergency purposes).          permitted under the 1940
Government                                                                 Act, as such may be
Total Return                                                               interpreted or modified by
Value                                                                      regulatory authorities
S&P 500 Index                                                              having jurisdiction, from
                                                                           time to time.

High Yield Corporate Bond   The Portfolio may not borrow money except
                            from banks on a temporary basis for
                            extraordinary or emergency purposes, and no
                            purchases of securities will be made while
                            such borrowings exceed 5% of the value of
                            the Portfolio's assets.

Bond                        The Portfolio may not purchase securities on
Common Stock                margin or otherwise borrow money or issue
                            senior securities, except that any Portfolio
                            may (a) borrow up to 5% of the value of its
                            total assets from banks for extraordinary or
                            emergency purposes (such as to permit the
                            Portfolio to honor redemption requests which
                            might otherwise require the sale of
                            securities at a time when that is not in the
                            Portfolio's best interest), or (b) obtain
                            such short-term credits as it needs for the
                            clearance of securities transactions.  A
                            Portfolio will not purchase investment
                            securities while borrowings are outstanding
                            and, in addition, the interest which must be
                            paid on any borrowed money will reduce the
                            amount available for investment. Reverse
                            repurchase agreements are not considered
                            "borrowings" for purposes of this
                            restriction, and, to the extent permitted by
                            applicable law, the Portfolios may enter
                            into such agreements.

Balanced The Portfolio may not borrow money except for (i) the short term credits from banks referred to in paragraph 9 below [e.g., the Portfolio may not purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities] and (ii) borrowings from banks for temporary or emergency purposes,

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            including the meeting of redemption requests
                            which might require the unexpected
                            disposition of securities. Borrowing in the
                            aggregate may not exceed 15%, and borrowing
                            for purposes other than meeting redemptions
                            may not exceed 5%, of the value of the
                            Portfolio's total assets (including the
                            amount borrowed) at the time the borrowing
                            is made. Outstanding borrowings will be
                            repaid before any subsequent investments are
                            made.

Floating Rate               The Portfolio may not borrow money except
                            that a Portfolio may (i) borrow from banks
                            or enter into reverse repurchase agreements,
                            but only if immediately after each borrowing
                            there is asset coverage of 300% and except
                            to the extent permitted under the 1940 Act.

Income & Growth             The Portfolio may not borrow any money,
                            except that the Portfolio may borrow money
                            for temporary or emergency purposes (not for
                            leveraging or investment) in an amount not
                            exceeding 33-1/3% of the portfolio's total
                            assets (including the amount borrowed) less
                            liabilities (other than borrowings).

Large Cap Growth            The Portfolio may not borrow money except as
                            a temporary measure for extraordinary or
                            emergency purposes, and except that the
                            Portfolio may enter into reverse repurchase
                            agreements in an amount up to 33 1/3% of the
                            value of its total assets in order to meet
                            redemption requests without immediately
                            selling portfolio securities.

Mid Cap Value               The portfolio may not borrow money, except
Mid Cap Core                that the Portfolio may (i) borrow from banks
Mid Cap Growth              or enter into reverse repurchase agreements,
Small Cap Growth            but only if immediately after each borrowing
                            there is asset coverage of 300%, and (ii)
                            borrow money from other persons to the
                            extent permitted by applicable law.

Basic Value                 The Portfolio may not borrow money, except
                            to the extent permitted under the 1940 Act
                            (which currently limits borrowing to no more
                            than 33-1/3% of the value of the Portfolio's
                            total assets), except that the entry into
                            options, forward contracts, futures
                            contracts, including those relating to
                            indices, and options on futures contracts or
                            indices shall not constitute borrowing, and
                            except that this restriction does not
                            prohibit borrowing for purposes of
                            leveraging up to the limits permitted under
                            the 1940 Act.

Developing Growth           The Portfolio may not borrow money, except
                            that (i) the Portfolio may borrow from banks

       PORTFOLIOS            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
       ----------           --------------------------------------------   --------------------------
                            (as defined in the 1940 Act) in amounts up
                            to 33-1/3% of its total assets (including
                            the amount borrowed), (ii) the Portfolio may
                            borrow up to an additional 5% of its total
                            assets for temporary purposes, (iii) the
                            Portfolio may obtain such short-term credit
                            as may be necessary for the clearance of
                            purchases and sales of portfolio securities
                            and, (iv) the Portfolio may purchase
                            securities on margin to the extent permitted
                            by applicable law.

International Equity        The Portfolio may not borrow money, issue
                            senior securities, or pledge, mortgage or
                            hypothecate its assets, except that the
                            Portfolio may (i) borrow from banks or enter
                            into reverse repurchase agreements, but only
                            if immediately after each borrowing there is
                            asset coverage of 300%, and (ii) enter into
                            transactions in options, forward currency
                            contracts, futures and options on futures as
                            described in the Prospectus and in this
                            Statement of Additional Information (the
                            deposit of assets in escrow in connection
                            with the writing of secured put and covered
                            call options and the purchase of securities
                            on a when-issued or delayed delivery basis
                            and collateral arrangements with respect to
                            initial or variation margin deposits for
                            futures contracts and related options
                            contracts will not be deemed to be pledges
                            of the Portfolio's assets).

                        PROPOSAL 3.B - SENIOR SECURITIES

       PORTFOLIOS            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
       ----------           --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not issue senior             Each Portfolio may issue
Cash Management             securities, except as appropriate to           senior securities to the
Convertible                 evidence indebtedness that a Portfolio is      extent permitted under the
Government                  permitted to incur and except for shares of    1940 Act, as such may be
Total Return                existing or additional series of the Fund.     interpreted or modified by
Value                                                                      regulatory authorities
S&P 500 Index                                                              having jurisdiction, from
High Yield Corporate Bond                                                  time to time.
International Equity
Bond
Common Stock

       PORTFOLIOS            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
       ----------           --------------------------------------------   --------------------------
Basic Value                 The Portfolio may not issue any senior
                            security (as such term is defined in Section
                            18(f) of the 1940 Act), except to the extent
                            (i) that purchases and sales of options,
                            forward contracts, futures contracts, puts
                            and calls may be deemed to give rise to a
                            senior security; (ii) except as appropriate
                            to evidence indebtedness that the Portfolio
                            is permitted to incur and (iii) except for
                            shares of existing or additional series of
                            the Fund.

Balanced                    The Portfolio may not issue senior
                            securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowing.

Large Cap Growth            The Portfolio may not issue senior
                            securities, except as permitted by the
                            investment objective and policies and
                            investment limitations of the Portfolio.

Floating Rate               The Portfolio may not issue senior
                            securities, except to the extent permitted
                            under the 1940 Act.

Income & Growth             The Portfolio may not issue senior
                            securities, except as permitted under the
                            1940 Act

Developing Growth           The Portfolio may not issue senior
                            securities to the extent such issuance would
                            violate applicable law.

Mid Cap Value               The Portfolio may not issue senior
Mid Cap Core                securities, except as permitted under the
Mid Cap Growth              1940 Act and as interpreted and modified by
Small Cap Growth            any regulatory authority having
                            jurisdiction, from time to time.

                     PROPOSAL 3.C - UNDERWRITING SECURITIES

       PORTFOLIOS            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
       ----------           --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not act as underwriter of    Each Portfolio may act as
Cash Management             the securities issued by others, except to     an underwriter of
Convertible                 the extent that purchases of securities, in    securities within the
Government                  accordance with a Portfolio's investment       meaning of the Securities
Total Return                objectives and policies directly from the      Act of 1933, as amended
Value                       issuer thereof and the later disposition       ("1933 Act"), to the
S&P 500 Index               thereof, may be deemed to be underwriting.     extent permitted under the
High Yield Corporate Bond                                                  1933 Act, as such may be
                                                                           interpreted or modified by
International Equity        The Portfolio may not act as an underwriter    regulatory authorities
                            of securities of other issuers, except to      having jurisdiction, from
                            the extent that in connection with the         time to time.
                            disposition of portfolio securities, it may
                            be deemed to be an underwriter under the
                            Federal securities laws.

Bond                        The Portfolio may not underwrite the
Common Stock                securities of other issuers, except where,
                            in

       PORTFOLIOS            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
       ----------           --------------------------------------------   --------------------------
                            selling portfolio securities, the Fund may
                            be deemed to be an underwriter for purposes
                            of the Securities Act of 1933 (the "1933
                            Act") when selling securities acquired
                            pursuant to paragraph 2 (e.g., Making
                            Loans).

Mid Cap Value               The Portfolio may not engage in the business
Mid Cap Core                of underwriting securities issued by others,
Mid Cap Growth              except to the extent that it may be deemed
Small Cap Growth            to be an underwriter in connection with the
                            disposition of portfolio securities.

Balanced The Portfolio may not act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities
                            Act.

Floating Rate               The Portfolio may not act as an underwriter
                            of securities of other issuers, except to
                            the extent that in connection with the
                            disposition of portfolio securities, it may
                            be deemed to be an underwriter under the
                            1933 Act.

Basic Value                 The Portfolio may not act as an underwriter
                            of securities of other issuers, except to
                            the extent the Portfolio may be deemed an
                            underwriter under the 1933 Act, by virtue of
                            disposing of portfolio securities.

Income & Growth             The Portfolio may not act as an underwriter
                            of securities by others, except to the
                            extent that the Portfolio may be considered
                            an underwriter within the meaning of the
                            1933 Act in the disposition of portfolio
                            securities.

Developing Growth           The Portfolio may not engage in the
                            underwriting of securities, except pursuant
                            to a merger or acquisition or to the extent
                            that, in connection with the disposition of
                            its portfolio securities, it may be deemed
                            to be an underwriter under federal
                            securities laws.

Large Cap Growth            The Portfolio may not underwrite the
                            securities of other issuers, except that the
                            Portfolio may underwrite to the extent that
                            in connection with the disposition of
                            portfolio securities, the Portfolio may be
                            deemed to be an underwriter under federal
                            securities laws.

                           PROPOSAL 3.D - REAL ESTATE

       PORTFOLIOS            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
       ----------           --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not purchase or sell real    Each Portfolio may
Cash Management             estate (including limited partnership          purchase or sell real
                            interests                                      estate

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Convertible                 but excluding securities secured by real       or any interests therein
Government                  estate or interests therein), each Portfolio   to the extent permitted
Total Return                reserving the freedom of action to hold and    under the 1940 Act, as
Value                       to sell real estate acquired for any           such may be interpreted or
S&P 500 Index               Portfolio as a result of the ownership of      modified by regulatory
                            securities.                                    authorities having
                                                                           jurisdiction, from time to
High Yield Corporate Bond   The Portfolio may not purchase or sell real    time.
                            estate (including limited partnership
                            interests but excluding securities secured
                            by real estate or interests therein), the
                            Fund reserving the freedom of action to hold
                            and to sell real estate acquired for any
                            Portfolio as a result of the ownership of
                            securities.

Mid Cap Value               The Portfolio may not purchase or sell real
Mid Cap Core                estate, which term does not include
Mid Cap Growth              securities of companies which invest in or
Small Cap Growth            deal in real estate or mortgages or
                            investments secured by real estate or
                            interests therein, except that the
                            Portfolios reserve freedom of action to hold
                            and to sell real estate acquired as a result
                            of the Portfolio's ownership of securities.

Income & Growth             The Portfolio may not purchase or sell real
                            estate unless acquired as a result of
                            ownership of securities or other
                            instruments, provided that this policy shall
                            not prevent the Portfolio from investment in
                            securities or other instruments backed by
                            real estate or securities of companies that
                            deal in real estate or are engaged in the
                            real estate business.

International Equity        The Portfolio may not purchase or sell real
                            estate, including real estate limited
                            partnership interests (although it may
                            purchase securities secured by real estate
                            or interests therein, or securities issued
                            by companies which invest in real estate, or
                            interests therein).

Bond                        The Portfolio may not buy or sell real
Common Stock                estate or mortgages, except that the
                            Portfolios may invest in shares of real
                            estate investment trusts and of other
                            issuers that engage in real estate
                            operations, and in publicly sold
                            mortgage-backed certificates in accordance
                            with their investment objectives and
                            policies.

Balanced The Portfolio may not purchase or otherwise acquire interests in real estate or real estate mortgage loans.

Floating Rate               The Portfolio may not purchase or sell real
                            estate (although it may purchase securities
                            secured by real estate or interests therein,
                            or securities issued by companies which
                            invest in real estate, or interests
                            therein).

Basic Value                 The Portfolio may not purchase, hold or deal
                            in real estate, but the Fund may purchase
                            and sell securities that are secured by real
                            estate or issued by companies that invest or
                            deal in real

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            estate or real estate investment trusts.

Developing Growth           The Portfolio may not buy or sell real
                            estate (except that the Portfolio may invest
                            in securities directly or indirectly secured
                            by real estate or interests therein or
                            issued by companies that invest in real
                            estate or interests therein).

Large Cap Growth            The Portfolio may not invest in real estate
                            (including real estate limited
                            partnerships), except that the Portfolio may
                            purchase securities issued by companies that
                            invest in or sponsor such interests.

                           PROPOSAL 3.E - COMMODITIES

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not purchase or sell         Each Portfolio may not
Cash Management             commodities or commodity contracts (other      purchase physical
Convertible                 than securities of companies that invest in    commodities or contracts
Government                  or sponsor those programs and except futures   relating to physical
Total Return                contracts, including but not limited to        commodities, except as
Value                       contracts for the future delivery of           permitted under the 1940
S&P 500 Index               securities and futures contracts based on      Act and other applicable
                            securities indexes or related options          laws, rules and
                            thereon). Forward foreign currency exchange    regulations, as such may
                            contracts, options on currency, currency       be interpreted or modified
                            futures contracts and options on such          by regulatory authorities
                            futures contracts are not deemed to be         having jurisdiction, from
                            investments in a prohibited commodity or       time to time.
                            commodity contract for the purpose of this
                            restriction.

High Yield Corporate Bond   The Portfolio may not purchase or sell
                            commodities or commodity contracts (except
                            futures contracts, including but not limited
                            to contracts for the future delivery of
                            securities and futures contracts based on
                            securities indexes or related options
                            thereon). Forward foreign currency exchange
                            contracts, options on currency, currency
                            futures contracts and options on such
                            futures contracts are not deemed to be an
                            investment in a prohibited commodity or
                            commodity contract for the purpose of this
                            restriction.

International Equity        The Portfolio may not purchase or sell
                            commodities or commodities contracts, except
                            that, subject to restrictions described in
                            the Prospectus and elsewhere in this
                            Statement of Additional Information (i) this
                            Portfolio may enter into futures contracts
                            and options on futures contracts and may
                            enter into forward foreign currency
                            contracts and foreign currency options; and
                            (ii) may purchase or sell

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            currencies on a spot or forward basis and
                            may enter into futures contracts on
                            securities, currencies or on indexes of such
                            securities or currencies, or any other
                            financial instruments, and may purchase and
                            sell options on such futures contracts.

Bond                        The Portfolio may not invest in commodities
Common Stock                or commodity contracts.

Mid Cap Value               The Portfolio may not purchase physical
Mid Cap Core                commodities or contracts relating to
Mid Cap Growth              physical commodities. (This does not
Small Cap Growth            prohibit any transactions in currency or
                            financial derivative contracts; each
                            Portfolio may engage in such transactions as
                            described in the Fund's Prospectus and
                            Statement of Additional Information).

Balanced The Portfolio may not purchase or acquire commodities or commodity contracts.

Floating Rate               The Portfolio may not purchase or sell
                            commodities or commodities contracts, except
                            that, subject to restrictions described in
                            the Prospectus and in this SAI, (i) a
                            Portfolio may enter into futures contracts
                            on securities, currencies or on indexes of
                            such securities or currencies, or any other
                            financial instruments and options on such
                            futures contracts; (ii) a Portfolio may
                            enter into spot or forward foreign currency
                            contracts and foreign currency options.

Basic Value                 The Portfolio may not invest in commodities,
                            except that the Portfolio may purchase and
                            sell options, forward contracts, futures
                            contracts, including those relating to
                            indices, and options on futures contracts or
                            indices.

Income & Growth             The Portfolio may not purchase or sell
                            physical commodities unless acquired as a
                            result of ownership of securities or other
                            instruments; provided that this policy shall
                            not prohibit the Portfolio from purchasing
                            or selling options, futures contracts,
                            options on futures, or from investing in
                            securities or other instruments backed by
                            physical commodities.

Developing Growth           The Portfolio may not buy or sell
                            commodities or commodity contracts (except
                            to the extent the Portfolio may do so in
                            accordance with applicable law and without
                            registering as a commodity pool operator
                            under the Commodity Exchange Act as, for
                            example, with futures contracts).

Large Cap Growth            The Portfolio may not invest in commodities
                            or commodity contracts, except that the
                            Portfolio may purchase securities issued by
                            companies that invest in or sponsor such

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            interests, and may purchase and sell
                            options, forward contracts, futures
                            contracts, including those related to
                            indices, and options on futures contracts or
                            indices.

                           PROPOSAL 3.F - MAKING LOANS

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not lend any funds or        Each Portfolio may make
Cash Management             other assets, except that a Portfolio may,     loans, to the extent
Convertible                 consistent with its investment objectives      permitted by the 1940 Act,
Government                  and policies: (i) invest in debt obligations   as such may be interpreted
Total Return                including bonds, debentures or other debt      or modified by regulatory
Value                       securities, bankers' acceptances and           authorities having
S&P 500 Index               commercial paper, even though the purchase     jurisdiction, from time to
International Equity        of such obligations may be deemed to be the    time.
Floating Rate               making of loans; (ii) enter into repurchase
                            agreements; and (iii) lend its portfolio
                            securities in accordance with applicable
                            guidelines established by the Securities and
                            Exchange Commission ("SEC") and any
                            guidelines established by the Fund's Board
                            of Directors.

High Yield Corporate Bond   The Portfolio may not make loans to other
                            persons, except loans of portfolio
                            securities and except to the extent that the
                            purchase of debt obligations and the entry
                            into repurchase agreements in accordance
                            with such Portfolio's investment objectives
                            and policies may be deemed to be loans.

Bond                        The Portfolio may not lend money, except
Common Stock                that a Portfolio may purchase privately
                            placed bonds, notes, debentures or other
                            obligations customarily purchased by
                            institutional or individual investors (which
                            obligations may or may not be convertible
                            into stock or accompanied by warrants or
                            rights to acquire stock), provided that such
                            loans will not exceed 10% of the net asset
                            value of each Portfolio. Repurchase
                            agreements and publicly traded debt
                            obligations are not considered "loans" for
                            purposes of this restriction, and a
                            Portfolio may enter into such purchases in
                            accordance with its investment objectives
                            and policies and any applicable
                            restrictions. A Portfolio may also make
                            loans of its securities of up to 20% of the
                            value of the Portfolio's total assets.

Mid Cap Value               The Portfolio may not make loans, except as
Mid Cap Core                permitted under the 1940 Act and as

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Mid Cap Growth              interpreted or modified by any regulatory
Small Cap Growth            authority having jurisdiction, from time to
                            time. A purchase of a debt security or
                            similar instrument will not be considered to
                            be a loan. (Loans of portfolio securities in
                            accordance with applicable guidelines
                            established by the SEC and any guidelines
                            established by the Fund's Board of Directors
                            are permitted).

Balanced                    The Portfolio may not make loans of its
                            assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein.

Basic Value                 The Portfolio may not make loans to others,
                            except through the purchase of debt
                            obligations and the entry into repurchase
                            agreements. However, the Portfolio may lend
                            its portfolio securities in an amount not to
                            exceed 33-1/3% of the value of its total
                            assets. Any loans of portfolio securities
                            will be made according to guidelines
                            established by the SEC and the Fund's Board.

Developing Growth           The Portfolio may not make loans to other
                            persons, except that the acquisition of
                            bonds, debentures or other debt securities
                            and investment in government obligations,
                            commercial papers, pass-through instruments,
                            certificates of deposit, bankers
                            acceptances, repurchase agreements or any
                            similar instruments shall not be subject to
                            this limitation and except further that the
                            Portfolio may lend its portfolio securities,
                            provided that the lending of portfolio
                            securities may be made only in accordance
                            with applicable law.

Income & Growth             The Portfolio may not lend any security or
                            make any other loan if, as a result, more
                            than 33-1/3% of the Portfolio's total assets
                            would be lent to other parties, except (a)
                            through the purchase of debt securities in
                            accordance with its investment objective,
                            policies and limitations, or (b) by engaging
                            in repurchase agreements with respect to
                            portfolio securities.

Large Cap Growth            No current stated policy.

                   PROPOSAL 3.G - CONCENTRATION OF INVESTMENTS

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not purchase securities if   Each Portfolio may not
Cash Management             such purchase would cause more than 25% in     "concentrate" its
Convertible                 the aggregate of the market value of the       investments in a
                            total                                          particular

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Government                  assets of a Portfolio to be invested in the    industry or group of
Total Return                securities of one or more issuers having       industries, except as
Value                       their principal business activities in the     permitted under the 1940
S&P 500 Index               same industry, provided that there is no       Act, as interpreted or
                            limitation in respect to investments in U.S.   modified by regulatory
                            Government securities and except that more     authorities having
                            than 25% of the market value of the total      jurisdiction, from time to
                            assets of the Cash Management Portfolio will   time, provided that,
                            be invested in the securities of banks and     without limiting the
                            bank holding companies, including              generality of the
                            certificates of deposit and bankers'           foregoing: (a) this
                            acceptances. For the purposes of this          limitation will not apply
                            restriction, telephone companies are           to a Portfolio's
                            considered to be a separate industry from      investments in: (i)
                            gas or electric utilities, and wholly-owned    securities of other
                            finance companies are considered to be in      investment companies; (ii)
                            the industry of their parents if their         securities issued or
                            activities are primarily related to            guaranteed as to principal
                            financing the activities of the parents.       and/or interest by the
                                                                           U.S. Government, its
High Yield Corporate Bond   The Portfolio may not purchase securities if   agencies or
                            such purchase would cause more than 25% in     instrumentalities; (iii)
                            the aggregate of the market value of the       with respect only to the
                            total assets of the Portfolio to be invested   Cash Management Portfolio,
                            in the securities of one or more issuers       instruments issued by
                            having their principal business activities     domestic branches of U.S.
                            in the same industry, provided that there is   banks (including U.S.
                            no limitation in respect to investments in     branches of foreign banks
                            U.S. Government securities (for the purposes   subject to regulation
                            of this restriction, telephone companies are   under U.S. laws applicable
                            considered to be a separate industry from      to domestic banks and, to
                            gas or electric utilities, and wholly owned    the extent that its parent
                            finance companies are considered to be in      is unconditionally liable
                            the industry of their parents if their         for the obligation,
                            activities are primarily related to            foreign branches of U.S.
                            financing the activities of the parents)       banks); or (iv) repurchase
                            except that up to 40% of the Portfolio's       agreements (collateralized
                            total assets, taken at market value, may be    by the instruments
                            invested in each of the electric utility and   described in clause (ii)
                            telephone industries, but it will not invest   and, with respect to the
                            more than 25% in either of those industries    Cash Management Portfolio,
                            unless yields available for four consecutive   clause (iii)); (b)
                            weeks in the four highest rating categories    wholly-owned finance
                            on new issue bonds in such industry (issue     companies will be
                            size of $50 million or more) have averaged     considered to be in the
                            in excess of 105% of yields of new issue       industries of their
                            long-term industrial bonds similarly rated     parents if their
                            (issue size of $50 million or more).           activities are primarily
                                                                           related to the financing
International Equity        The Portfolio may not invest in a security     activities of the parents;
Basic Value                 if, as a result of such investment, more       and (c) utilities will be
                            than 25% of its total assets would be          divided according to their
                            invested in the securities of issuers in any   services, for example,
                            particular industry, except that this          gas, gas transmission,
                            restriction does not apply to securities       electric and gas, electric
                            issued or guaranteed by the U.S. Government    and telephone
                            or its agencies or instrumentalities (or
                            repurchase agreements with respect thereto).

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Bond                        The Portfolio may not make an investment if    will each be considered a
Common Stock                this would cause more than 25% of the value    separate industry.
                            of the Portfolio's total assets to be
                            invested in securities issued by companies
                            principally engaged in any one industry
                            except that this restriction does not apply
                            to securities issued or guaranteed by the
                            U.S. Government, its agencies and
                            instrumentalities. Neither utilities nor
                            energy companies are considered to be a
                            single industry for purposes of this
                            restriction. Instead, they will be divided
                            according to their services. For example,
                            gas, electric and telephone utilities will
                            each be considered a separate industry.

Mid Cap Value               The Portfolio may not concentrate its
Mid Cap Core                investments in a particular industry, as
Mid Cap Growth              that term is used in the 1940 Act, and as
Small Cap Growth            interpreted or modified or otherwise
                            permitted by any regulatory authority having
                            jurisdiction, from time to time. This
                            restriction does not apply to securities
                            issued or guaranteed by the U.S. government
                            or its agencies or instrumentalities (or
                            repurchase agreements with respect thereto).
                            Should the 1940 Act be amended to permit a
                            registered investment company to elect to be
                            "periodically industry concentrated" (i.e.,
                            a fund that does not concentrate its
                            investments in a particular industry would
                            be permitted, but not required, to invest
                            25% or more of its assets in a particular
                            industry), the Portfolio elects to be
                            "periodically industry concentrated" and, as
                            such, the foregoing limitation shall no
                            longer apply to the Portfolio.

Balanced The Portfolio may not invest more than 25% of the value of its total assets in any one industry.

Floating Rate               The Portfolio may not invest in a security
                            if, as a result of such investment, 25% or
                            more of its total assets would be invested
                            in the securities of issuers in any
                            particular industry, except that this
                            restriction does not apply to securities
                            issued or guaranteed by the U.S. government
                            or its agencies or instrumentalities (or
                            repurchase agreements with respect thereto)
                            and at such time that the 1940 Act is
                            amended to permit a registered investment
                            company to elect to be "periodically
                            industry concentrated," (i.e., a fund that
                            does not concentrate its investments in a
                            particular industry would be permitted, but
                            not required, to invest 25% or more of its
                            assets in a particular industry) the
                            Portfolios elect to be

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            so classified and the foregoing limitation
                            shall no longer apply with respect to the
                            Portfolios.

Income & Growth             The Portfolio may not concentrate its
                            investments in securities of issues in a
                            particular industry (other than securities
                            issued or guaranteed by the U.S. government
                            or any of its agencies or
                            instrumentalities).

Developing Growth           The Portfolio may not invest more than 25%
                            of its assets, taken at market value, in the
                            securities of issuers in any particular
                            industry (excluding securities of the U.S.
                            Government, its agencies and
                            instrumentalities).

Large Cap Growth            The Portfolio may not purchase securities
                            if, as a result of such purchase, more than
                            25% of the value of the Portfolio's total
                            assets would be invested in the securities
                            of any one industry (except securities
                            issued by the U.S. government, its agencies
                            and instrumentalities).

                         PROPOSAL 3.H - DIVERSIFICATION

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not invest more than 5% of   Each Portfolio, except
Cash Management             the value of total assets of a Portfolio in    Floating Rate Portfolio,
Convertible                 the securities of any one issuer, except in    shall be a "diversified
Government                  U.S. Government securities.                    company" as that term is
Total Return                                                               defined in the 1940 Act,
Value                       The Portfolio may not purchase the             as interpreted or modified
S&P 500 Index               securities of any issuer if such purchase      by regulatory authorities
                            would cause more than 10% of the voting        having jurisdiction, from
                            securities of such issuer to be held by a      time to time. Floating
                            Portfolio, except that this restriction does   Rate Portfolio shall be a
                            not apply to U.S. Government securities.       "non-diversified company"
                                                                           as that term is defined in
High Yield Corporate Bond   The Portfolio may not invest more than 5% of   the 1940 Act, and as
                            the value of total assets of a Portfolio in    interpreted or modified by
                            the securities of any one issuer, except in    regulatory authorities
                            U.S. Government securities.                    having jurisdiction, from
                                                                           time to time.
                            The Portfolio may not purchase the
                            securities of any issuer if such purchase
                            would cause more than 10% of the voting
                            securities of such issuer to be held by a
                            Portfolio.

International Equity        The Portfolio may not invest in a security
Basic Value                 if, with respect to 75% of its total assets,
Developing Growth           more than 5% of its total assets would be
                            invested in the securities of any one
                            issuer, except that this restriction does
                            not apply to securities issued or guaranteed
                            by the U.S. government, its agencies or
                            instrumentalities.

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            The Portfolio may not invest in a security
                            if, with respect to 75% of its assets, it
                            would hold more than 10% of the outstanding
                            voting securities of any one issuer, except
                            that this restriction does not apply to U.S.
                            government securities.

Balanced                    The Portfolio may not purchase the
                            securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations.

Large Cap Growth            The Portfolio may not invest with respect to
                            75% of the Portfolio's total assets, more
                            than 5% of that Portfolio's assets in
                            securities of any one issuer other than the
                            U.S. Government or its agencies and
                            instrumentalities, or purchase more than 10%
                            of the voting securities of any one issuer.

Bond                        The Portfolio may not purchase securities to
Common Stock                cause more than 25% of a Portfolio's total
                            assets to consist of (a) securities other
                            than securities issued or guaranteed by the
                            U.S. Government, its agencies and
                            instrumentalities) which, together with
                            other securities of the same issuer owned by
                            the Portfolio, constitute more than 5% of
                            the value of the Portfolio's total assets or
                            (b) voting securities of issuers more than
                            10% of whose voting securities are owned by
                            the Fund.

Mid Cap Value               The Portfolio may not invest in a security
Mid Cap Core                if, with respect to 75% of the Portfolio's
Mid Cap Growth              total assets, purchase the securities of any
Small Cap Growth            issuer (other than securities issued or
                            guaranteed by the U.S. government, or its
                            agencies or instrumentalities and securities
                            issued by other investment companies) if, as
                            a result, more than 5% of its assets would
                            be invested in the securities of that issuer

                            The Portfolio may not invest in a security if, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies) if, as a result, it would hold more than 10% of the outstanding voting

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            securities of such issuer,

Income & Growth             The Portfolio is defined as diversified in
                            the SAI, but there is no stated fundamental
                            restriction regarding diversification
                            applicable to this Portfolio.

Floating Rate               The Portfolio is non-diversified.

     PROPOSAL 3.I - PLEDGING, MORTGAGING AND HYPOTHECATING PORTFOLIO ASSETS

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
Capital Appreciation        The Portfolios may not pledge, mortgage or     It is proposed that the
Cash Management             hypothecate except that a Portfolio may (i)    fundamental investment
Convertible                 borrow money or enter into reverse             restriction on pledging,
Government                  repurchase agreements, but only if             mortgaging and
Total Return                immediately after each borrowing there is      hypothecating a
Value                       asset coverage of 300%, (ii) enter into        Portfolio's assets be
S&P 500 Index               transactions in options, forward currency      eliminated in its
                            contracts, futures and options on futures as   entirety.
                            described in the Prospectus and in this
                            Statement of Additional Information (the
                            deposit of assets in escrow in connection
                            with the writing of secured put and covered
                            call options and the purchase of securities
                            on a when-issued or delayed-delivery basis
                            and collateral arrangements with respect to
                            initial or variation margin deposits for
                            futures contracts and related options
                            contracts will not be deemed to be pledges
                            of a Portfolio's assets), and (iii) secure
                            permitted borrowings, pledge securities
                            having a market value at the time of pledge
                            not exceeding 15% of the cost of a
                            Portfolio's total assets.

High Yield Corporate Bond   The Portfolio may not pledge, mortgage or
                            hypothecate its assets, except that, to
                            secure permitted borrowings, it may pledge
                            securities having a market value at the time
                            of pledge not exceeding 15% of the cost of
                            the Portfolio's total assets, and except in
                            connection with permitted transactions in
                            options, futures contracts and options on
                            futures contracts.

International Equity        The Portfolio may not borrow money, issue
                            senior securities, or pledge, mortgage or
                            hypothecate its assets, except that the
                            Portfolio may (i) borrow from banks or enter
                            into reverse repurchase agreements, but only
                            if immediately after each borrowing there is
                            asset coverage of 300%, and (ii) enter into
                            transactions in options, forward currency
                            contracts, futures and options on futures as

        PORTFOLIOS           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            described in the Prospectus and in this
                            Statement of Additional Information (the
                            deposit of assets in escrow in connection
                            with the writing of secured put and covered
                            call options and the purchase of securities
                            on a when-issued or delayed delivery basis
                            and collateral arrangements with respect to
                            initial or variation margin deposits for
                            futures contracts and related options
                            contracts will not be deemed to be pledges
                            of the Portfolio's assets).

Balanced The Portfolio may not mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above
                            [the Portfolio may not borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities.
                            Borrowing in the aggregate may not exceed
                            15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Portfolio's total assets
                            (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made].

Developing Growth           The Portfolio may not pledge its assets
                            (other than to secure such borrowings, or to
                            the extent permitted by the Fund's
                            investment policies, as permitted by
                            applicable law).

                     PROPOSAL 3.J - INVESTMENTS FOR CONTROL

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
Balanced                    The Portfolio may not invest in companies      It is proposed that the
                            for the purpose of exercising control.         fundamental investment
                                                                           restriction on investments
Income & Growth             The Portfolio may not invest for purposes of   made for purposes of
                            exercising control over management.            exercising control over,
                                                                           or management of, the
Bond                        The Portfolio may not purchase securities in   issuer be eliminated in
Common Stock                order to exercise control over the             its entirety.
                            management of any company.

                   PROPOSAL 3.K - WRITING AND SELLING OPTIONS

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
Large Cap Growth            The Portfolio may not invest in commodities,   It is proposed that the
                            commodity contracts or real estate             fundamental investment
                            (including real estate limited                 restriction on writing and
                            partnerships), except that the Portfolio may   selling put and call
                            purchase securities issued by companies that   options and similar
                            invest in or sponsor such interests, and may   financial instruments be
                            purchase and sell options, forward             eliminated in its
                            contracts, futures contracts, including        entirety.
                            those related to indices, and options on
                            futures contracts or indices.

Bond                        The Portfolio may not write or purchase any
Common Stock                put options or engage in any combination of
                            put and call options.

Balanced The Portfolio may not sell securities short or invest in puts, calls, straddles, spreads or combinations thereof.

                   PROPOSAL 3.L - INTERESTS IN OIL, GAS, ETC.

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
Capital Appreciation        The Portfolio may not purchase or sell         It is proposed that the
Cash Management             interests in oil, gas or mineral leases.       fundamental investment
Convertible                                                                restriction on purchasing
Government                                                                 oil, gas, etc. interests
Total Return                                                               be eliminated in its
Value                                                                      entirety.
S&P 500 Index

High Yield Corporate Bond   The Portfolio may not purchase or sell
                            interests in oil, gas or mineral leases.

Balanced The Portfolio may not purchase or otherwise acquire interests in real estate or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs.

Basic Value                 The Portfolio may not purchase, hold or deal
                            in oil, gas or other mineral leases or
                            exploration or development programs.

International Equity        The Portfolio may not purchase or sell oil,
                            gas or mineral programs or interests in oil,
                            gas or mineral leases (other than securities
                            of companies that invest in or sponsor those
                            programs).

               PROPOSAL 3.M - MARGIN ACTIVITIES AND SHORT SELLING

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
Bond                        The Portfolio may not purchase securities on   It is proposed that the
Common Stock                margin or otherwise borrow money or issue      fundamental investment
                            senior securities, except that any Portfolio   restriction on margin
                            may (a) borrow up to 5% of the value of its    activities and selling
                            total

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
                            assets from banks for extraordinary or         securities short be
                            emergency purposes (such as to permit the      eliminated in its
                            Portfolio to honor redemption requests which   entirety.
                            might otherwise require the sale of
                            securities at a time when that is not in the
                            Portfolio's best interest), or (b) obtain
                            such short-term credits as it needs for the
                            clearance of securities transactions. A
                            Portfolio will not purchase investment
                            securities while borrowings are outstanding
                            and, in addition, the interest which must be
                            paid on any borrowed money will reduce the
                            amount available for investment. Reverse
                            repurchase agreements are not considered
                            "borrowings" for purposes of this
                            restriction, and, to the extent permitted by
                            applicable law, the Portfolios may enter
                            into such agreements.

                            The Portfolio may not make short sales of securities.

Balanced The Portfolio may not purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities.

                            The Portfolio may not sell securities short or invest in puts, calls, straddles, spreads or combinations thereof.

Basic Value                 The Portfolio may not purchase securities on
                            margin, but the Portfolio may make margin
                            deposits in connection with transactions in
                            options, forward contracts, futures
                            contracts, including those relating to
                            indices, and options on futures contracts or
                            indices.

                  PROPOSAL 3.N - INVESTMENTS IN OTHER COMPANIES

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
Balanced                    The Portfolio may not purchase the             It is proposed that the
                            securities of any other investment company     fundamental investment
                            (other than certain issuers of                 restriction on investments
                            mortgage-backed and asset-backed               in other investment
                            securities), except by purchase in the open    companies be eliminated in
                            market where no commission or profit to a      its entirety.
                            sponsor or dealer (other than the customary
                            broker's commission) results from such
                            purchase, and except when such purchase is
                            part of a merger, consolidation or
                            acquisition of assets.

                          PROPOSAL 3.O - JOINT ACCOUNTS

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
Balanced                    The Portfolio may not participate on a         It is proposed that the
                            joint, or a joint and several, basis in any    fundamental investment
                            securities trading account.                    restriction participation
                                                                           in a joint account be
                                                                           eliminated in its
                                                                           entirety.

                       PROPOSAL 3.P - ILLIQUID SECURITIES

        PORTFOLIOS                 CURRENT INVESTMENT RESTRICTIONS                  PROPOSAL
        ----------          --------------------------------------------   --------------------------
Balanced                    The Portfolio will not, however, invest more   It is proposed that the
                            than 10% of the value of its net assets in     fundamental investment
                            illiquid securities, restricted securities     restriction regarding
                            and not readily marketable securities and      investments in illiquid
                            repurchase agreements of more than seven       securities be eliminated
                            days' duration or more than 10% of the value   in its entirety.
                            of its net assets in illiquid securities and
                            repurchase agreements of more than seven
                            days' duration.

                                   APPENDIX E

                      ADDITIONAL INFORMATION ABOUT WINSLOW

The name and title of the directors and principal executive officer(s) of Winslow are shown below. The address of the directors and principal executive officer(s) of Winslow is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota.

NAME               TITLE
----               -----
Clark J. Winslow   Chief Executive Officer
Justin H. Kelly    Managing Director
R. Bart Wear       Managing Director
Jean A. Baillon    Managing Director

The following table sets forth information concerning other funds managed by Winslow with investment objectives similar to the Large Cap Growth Portfolio.

                            NET ASSETS
FUND                 AS OF SEPTEMBER 30, 2005         FEE RATE (AS A % OF AVERAGE DAILY NET ASSETS)
----                 ------------------------   ---------------------------------------------------------
MainStay Large Cap
Growth Fund                $___ million         0.40% of the average daily net asset value of all
                                                Winslow-serviced investment company assets managed by
                                                NYLIM, including series of the Fund, up to $250 million;

                                                0.35% of the average daily net asset value of all
                                                Winslow-serviced investment company assets managed by
                                                NYLIM, including series of the Fund, from $250 million to
                                                $500 million;

                                                0.30% of the average daily net asset value of all
                                                Winslow-serviced investment company assets managed by
                                                NYLIM, including series of the Fund, from $500 million to
                                                $750 million;

                                                0.25% of the average daily net asset value of all
                                                Winslow-serviced investment company assets managed by
                                                NYLIM, including series of the Fund, from $750 million to
                                                $1 billion; and

                                                0.20% of the average daily net asset value of all
                                                Winslow-serviced investment company assets managed by
                                                NYLIM, including series of the Fund, in excess of $1
                                                billion.

The aggregate sub-advisory fees paid by NYLIM to Winslow under the Current Sub-Advisory agreement during the period from [___], 2005, the date on which Winslow became the Sub-advisor to the Large Cap Growth Portfolio, through December 31, 2005, were $____.

                                   APPENDIX F

                         FORM OF SUB-ADVISORY AGREEMENT

                          MAINSTAY VP SERIES FUND, INC.

     SUB-ADVISORY AGREEMENT, made as of the      day of         ,      (the
"Agreement"), between New York Life Investment Management LLC, a Delaware limited liability company (the "Manager"), on behalf of MainStay VP Series Fund, Inc. (the "Fund"), and Winslow Capital Management, Inc., a Minnesota corporation (the "Subadviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

     WHEREAS, the Fund is authorized to issue separate series, each of which may offer a separate class of shares, each series having its own investment objective or objectives, policies, and limitations; and

     WHEREAS, the Fund currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

     WHEREAS, the Manager entered into a Management Agreement, dated the 15th day of May, 2001, with the Fund, on behalf of each Series of the Fund, which may be amended from time to time (collectively the "Management Agreement"); and

     WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the
Fund; and

     WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisers; and

     WHEREAS, the Manager wishes to retain the Subadviser to furnish certain investment advisory services to one or more of the series of the Fund, and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Manager, and the Subadviser as follows:

     1. Appointment. The Manager hereby appoints Winslow Capital Management, Inc. to act as subadviser to the series designated on Schedule A of this Agreement (the "Series") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more series other than the Series with respect to which the Fund and the Manager wish to retain the Subadviser to render investment advisory services hereunder, they shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Fund and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. Portfolio Management Duties. Subject to the supervision of the Fund's Board of Directors and the Manager, the Subadviser will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Subadviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Series. The Subadviser will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "Commission"), as amended, and all policies and procedures of the Fund, copies of which shall be sent to the Subadviser by the Manager. The Subadviser further agrees as follows:

          (a) The Subadviser will take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          (b) The Subadviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Fund's Board of Directors of which the Subadviser has received a copy, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, of which the Subadviser has received a copy.

          (c) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadviser or any of its affiliates, the Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Manager and the Board of Directors.

          (d) In connection with the purchase and sale of securities for the Series, the Subadviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the

     Depository Trust and Clearing Corporation, the Subadviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

          (e) The Subadviser will monitor on a daily basis the determination by the portfolio accounting agent for the Fund of the valuation of portfolio securities and other investments of the Series. The Subadviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadviser.

          (f) The Subadviser will make available to the Fund and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
     Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadviser will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Subadviser will provide reports to the Fund's Board of Directors, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

          (h) In rendering the services required under this Agreement, the Subadviser may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadviser may not, however, retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Fund's Board of Directors and by a majority of Directors who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Manager, or the Subadviser, or any such company that is retained as subadviser, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Fund to the extent required by the 1940 Act. The Subadviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadviser, any subadviser that the Subadviser has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadviser's knowledge, in any material connection with the handling of Fund assets:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

               (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

               (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

     3. Broker-Dealer Selection. The Subadviser is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates. The Subadviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadviser's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and with the Fund's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadviser is further authorized to allocate the orders placed by it on behalf of the Series to the Subadviser if it is registered as a broker-dealer with the Commission, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services, to the Series, the Subadviser, or an affiliate of the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and the Subadviser will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Disclosure about Subadviser. The Subadviser has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the Commission that contains disclosure about the Subadviser, and represents and warrants that, with respect to the disclosure about the Subadviser or information relating, directly or indirectly, to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser agrees to notify the Manager promptly of any material changes in such information and to perform such review upon request, in connection with updates to the Registration Statement. The Subadviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Subadviser is required to be registered.

     5. Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations, including, but not limited to:

          (a) the fees and expenses of Directors who are not interested persons of the Manager or of the Fund;

          (b) the fees and expenses of each Series which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Series not being maintained by the Manager, (C) the pricing of the Series' shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Fund, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series' Shares;

          (c) the fees and expenses of the Fund's transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

          (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining an internal legal and compliance department) and independent accountants for the Fund;

          (e) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions on behalf of the Series;

          (f) all taxes and business fees payable by the Fund or the Series to federal, state or other governmental agencies;

          (g) the fees of any trade association of which the Fund may be a member;

          (h) the cost of share certificates representing the Series' shares;

          (i) the fees and expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Commission, registering the Fund as a broker or dealer, and qualifying its Shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

          (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

          (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and

          (l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

     6. Compensation. For the services provided, the Manager will pay the Subadviser a fee, payable monthly, as described on Schedule A.

     7. Seed Money. The Manager agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of the Series.

     8. Compliance.

     (a) The Subadviser agrees to assist the Manager and the Fund in complying with the Fund's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (a) periodically providing the Fund with information about, and independent third-party reports on, the Subadviser's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadviser's Compliance Program"); (b) reporting any material deficiencies in the Subadviser's Compliance Program to the Fund within a reasonable time; and (c) reporting any material changes to the Subadviser's Compliance Program to the Fund within a reasonable time. The Subadviser understands that the Board of Directors of the Fund is required to approve the Subadviser's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board of Directors approval of the Subadviser's Compliance Program.

     (b) The Subadviser agrees that it shall immediately notify the Manager and the Fund: (1) in the event that the Commission, or another regulatory body, has censured or otherwise penalized the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadviser further agrees to notify the Manager and the Fund immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

     (c) The Manager agrees that it shall immediately notify the Subadviser: (1) in the event that the Commission has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     9. Documents. The Manager has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation of the Fund, filed with the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, is herein called "Articles of Incorporation");

          (b) By-Laws of the Fund;

          (c) Certified Resolutions of the Directors of the Fund authorizing the appointment of the Subadviser and approving the form of this Agreement;

          (d) Written Instrument to Establish and Designate Separate Series of Shares;

          (e) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the Commission relating to the Series and the Series' shares, and all amendments thereto;

          (f) Notification of Registration of the Fund under the 1940 Act on Form N-8A, as filed with the Commission, and all amendments thereto; and

          (g) Prospectus and Statement of Additional Information of the Series.

     10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records that it maintains for the Series are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request; provided, however, that the Subadviser may, at its own expense, make and retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     11. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Commission) in connection with any investigation or inquiry relating to this Agreement or the Fund.

     12. Representations Respecting Subadviser. The Manager and the Fund agree that neither the Fund, the Manager, nor affiliated persons of the Fund or the Manager shall, except with the prior permission of the Subadviser, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadviser or the Series other than the information or representations contained in the Registration Statement, Prospectus, or Statement of Additional Information for the Fund shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Subadviser. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadviser for its approval and the Subadviser has not commented within five (5) days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadviser shall not be deemed to have approved of the contents of such sales literature or other promotional material.

     13. Confidentiality. The Subadviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Subadviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

     14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Subadviser.

     15. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Manager agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement.

     16. Indemnification.

     (a) The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadviser (all of such persons being referred to as "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund, which
(1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Fund or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Subadviser Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding Section 14 of this Agreement, the Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as Subadviser of the Series, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Subadviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadviser, (2) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Fund or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Subadviser or any affiliated person of the Subadviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadviser Indemnified Person unless such Subadviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadviser Indemnified Person (or after such Subadviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadviser Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadviser Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Subadviser Indemnified Person, adequately represent the interests of the Subadviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadviser Indemnified Person. The Subadviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadviser Indemnified Person.

     (d) The Subadviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadviser of any such claim shall not relieve the Subadviser from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadviser assumes the defense of any such action and the selection of counsel by the Subadviser to represent both the Subadviser and the Manager Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadviser will, at its own expense, assume the defense with counsel to the Subadviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

     17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Subadviser and the Fund; (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Subadviser; or (c) by the Subadviser at any time without penalty, upon sixty
(60) days' written notice to the Manager and the Fund. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Subadviser; provided, however, that the Subadviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Investment Management Agreement between the Adviser and the Fund is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 10, 11, 12, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

     18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     19. Use of Name.

     (a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadviser has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Fund and/or the Series. Upon termination of the Management Agreement between the Fund and the Manager, the Subadviser shall forthwith cease to use such name (or derivative or logo).

     (b) It is understood that the names Winslow, Winslow Capital Management, or any derivative thereof or logo associated with those names, are the valuable property of the Subadviser and its affiliates and that the Fund and/or the Series have the right to use such names (or derivative or logo) in offering materials of the Fund with the approval of the Subadviser and for so long as the Subadviser is a Subadviser to the Fund and/or the Series. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivative or logo).

     20. Amended and Restated Articles of Incorporation. A copy of the Articles of Incorporation for the Fund is on file with the Secretary of Maryland. The Articles of Incorporation have been executed on behalf of the Fund by the Directors of the Fund in their capacity as Directors of the Fund and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Director, officer, or shareholder of the Fund individually.

     21. Proxies. The Manager has provided the Subadviser a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Fund. Absent contrary instructions received in writing from the Fund, the Subadviser will vote all proxies solicited by or with respect to the issuers of securities held by the Series, in accordance with applicable fiduciary obligations. The Subadviser shall maintain records concerning how it has voted proxies on behalf of the Fund, and these records shall be available to the Fund upon request.

     22. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadviser at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.

     23. Miscellaneous.

     (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the Commission thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

     (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (e) Nothing herein shall be construed as constituting the Subadviser as an agent of the Manager, or constituting the Manager as an agent of the Subadviser.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                            NEW YORK LIFE INVESTMENT
                                            MANAGEMENT LLC



Attest:                                     By:
       ---------------------------             --------------------------------
Name:  Anna Jerstrom                        Name:  Brian Murdock
Title: Second Vice President                Title: President



                                            WINSLOW CAPITAL MANAGEMENT, INC.



Attest:                                     By:
       ---------------------------             --------------------------------
Name:  Jeanne Baillon                       Name:  Clark Winslow
Title: Managing Director                    Title: Chief Executive Officer

                                   SCHEDULE A

1. Subadviser shall provide services for the following series of the Fund:

     o    MainStay VP Large Cap Growth Portfolio


2. Subadviser shall be paid:

     First $250 MM  =  40 bps
     Next $250 MM  =  35 bps
     Next $250 MM  =  30 bps
     Next $250 MM  =  25 bps
     Over $1 billion  =  20 bps

     The Sub-Advisory Fee will be computed daily and paid monthly, calculated on the basis of the aggregate average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the MainStay Large Cap Fund, during the preceding month.

                                   APPENDIX G

            NUMBER OF SHARES OWNED OF RECORD BY EACH SEPARATE ACCOUNT

                                   APPENDIX H

                                   5+% OWNERS

   TITLE OF
PORTFOLIO AND     NAME AND ADDRESS    AMOUNT AND NATURE OF BENEFICIAL
    CLASS       OF BENEFICIAL OWNER              OWNERSHIP              PERCENT OF CLASS
-------------   -------------------   -------------------------------   ----------------
Initial Class
Service Class

                                   PROXY CARD

                          MAINSTAY VP SERIES FUND, INC.
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2006

The undersigned contract owner of the portfolios owned hereby constitutes and appoints Marguerite E. H. Morrison, Jeffrey A. Engelsman, and [______] or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Portfolio(s) held in his or her name on the books of the Portfolio(s) and which he or she is entitled to vote at the Special Meeting of shareholders to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on March 15, 2006, beginning at 11:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of shareholders of the Portfolios and the Proxy Statement dated January 31, 2006. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposals. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                     Vote via the telephone: 1-866-241-6192

                   Vote via the internet: HTTPS:// ___________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposals; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[ ] Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

PROPOSAL 1: ALL FUNDS

To elect the following nine individuals as Directors of the Board:

1. Jill Feinberg

2. Daniel Herrick

3. Richard H. Nolan

4. Anne F. Pollack

5. Robert D. Rock

6. Raymond Stickel, Jr.

7. Roman L. Weil

8. John A. Weisser, Jr.

9. Gary E. Wendlandt

[ ] FOR ALL                             [ ] WITHHOLD ALL   [ ] FOR ALL EXCEPT

                                                           [to withhold
                                                           authority to vote,
                                                           mark "FOR ALL EXCEPT"
                                                           and write the
                                                           nominee's number on
                                                           the line below.]
                                                           _____________________

PROPOSAL 2: ALL FUNDS To grant the      [ ] FOR            [ ] AGAINST
Fund approval to enter into and
materially amend agreements with
investment Sub-advisors on behalf of
one or more of the Portfolios without
obtaining shareholder approval; and

PROPOSAL 3: To approve the amendment,
elimination or reclassification as
non-fundamental of the fundamental
investment restrictions regarding:

3.A. Borrowing                          [ ] FOR            [ ] AGAINST

3.B. Issuing Senior Securities          [ ] FOR            [ ] AGAINST

3.C. Underwriting Securities            [ ] FOR            [ ] AGAINST

3.D. Real Estate                        [ ] FOR            [ ] AGAINST

3.E. Commodities                        [ ] FOR            [ ] AGAINST

3.F. Making Loans                       [ ] FOR            [ ] AGAINST

3.G. Concentration                      [ ] FOR            [ ] AGAINST

3.H. Diversification                    [ ] FOR            [ ] AGAINST

3.I. Pledging, Mortgaging and           [ ] FOR            [ ] AGAINST
Hypothecating Portfolio Assets

3.J. Investments for Control            [ ] FOR            [ ] AGAINST

3.K. Writing and Selling Options        [ ] FOR            [ ] AGAINST

3.L. Interests in Oil, Gas, Etc.        [ ] FOR            [ ] AGAINST

3.M. Margin Activities and Short        [ ] FOR            [ ] AGAINST
Selling

3.N. Investments in Other Investment    [ ] FOR            [ ] AGAINST
Companies

3.O. Joint Accounts                     [ ] FOR            [ ] AGAINST

3.P. Illiquid Securities                [ ] FOR            [ ] AGAINST

PROPOSAL 4: To approve a new            [ ] FOR            [ ] AGAINST
sub-advisory agreement between NYLIM
and Winslow Capital Management Inc.
on behalf of the Large Cap Growth
Portfolio

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

     Your proxy is important whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.


Signature(s):                           Date:            , 2006
              -----------------------         -----------


Signature(s):                           Date:            , 2006
              -----------------------         -----------

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.